        As filed with the Securities and Exchange Commission on February 8, 2006


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-07881



                               BRAZOS MUTUAL FUNDS
               (Exact name of registrant as specified in charter)



                          5949 SHERRY LANE, SUITE 1600
                                DALLAS, TX 75225
               (Address of principal executive offices) (Zip code)



                                  WAYNE WILLEMS
                          5949 SHERRY LANE, SUITE 1600
                                DALLAS, TX 75225
                     (Name and address of agent for service)



                                 1-800-426-9157
               Registrant's telephone number, including area code



Date of fiscal year end: NOVEMBER 30, 2005

Date of reporting period: NOVEMBER 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.


                                      (BRAZOS MUTUAL FUNDS LOGO)

                                            ANNUAL REPORT
                                          NOVEMBER 30, 2005

                                                BRAZOS
                              ------------------------------------------
                                         SMALL CAP PORTFOLIO

                                         MICRO CAP PORTFOLIO

                                           GROWTH PORTFOLIO

                                          MID CAP PORTFOLIO

                               ----------------------------------------

                                          INVESTMENT ADVISER

                   -------------------------------------------------------------

                                            BRAZOS CAPITAL
                                              MANAGEMENT
                                           5949 SHERRY LANE
                                              SUITE 1600
                                         DALLAS, TEXAS 75225

                                         WWW.BRAZOSFUNDS.COM

      BRAZOS MUTUAL FUNDS

BRAZOS MUTUAL FUNDS

Report From Management

                                                                            Date

Dear Fellow Shareholders:

     The twelve month period ended November 30, 2005, was a challenging one for investors, but also a modestly profitable one. Returns were generally in the single digits and had a noticeable size effect bias in favor of larger market cap stocks. This size effect was evident in the returns of the four Brazos growth portfolios with the Growth Fund posting the best return for the period and the Micro Cap Fund the lowest return.

     The early months of the year were hostile for stocks, when the size effect was most pronounced, with the smallest capitalization stocks falling the most and the larger market cap stocks holding up the best. The second half of the year was positive and the returns were about the same across all market cap segments. The economy performed well in terms of GDP growth, productivity and profit growth. The major economic negative was accelerating inflation driven by rapidly rising oil and related energy prices. The Federal Reserve continued its policy of raising the Fed Funds rate 25 basis points at every meeting of the Federal Reserve Open Market Committee. Considering the negative effect of rising oil prices, accelerating inflation and rising short term interest rates, the performance of the economy and the stock market was surprisingly good.

     As we experience the current environment, we recognize many similarities to the 1970s. We believe we are in an extended period of price-earnings ratio (P/E) contraction from the bubble peak in early 2000. Inflation is accelerating as measured by industrial commodities, including gold. We expect that this accelerating inflation trend will be reflected in rising bond yields which will continue to depress P/E ratios. Somewhat offsetting the P/E contraction is the current low tax rate on dividends and capital gains which, in itself, is a factor that would increase P/E ratios. The other positive offset is the tremendous buildup of cash on corporate balance sheets which is being used to shrink the outstanding number of shares through mergers and acquisitions activity and share repurchases. The cash is also being used to reduce debt, increase dividends and increase capital spending. Our outlook for equity prices in general is for a continuation of the trading range in which the S&P 500 has traded over the last several years. While not an exciting forecast for the overall market, we believe that properly positioned portfolios will perform considerably better than the market. We also believe we are in the relatively early stages of a secular bull market in energy stocks, similar to the 1970s. We anticipate capital spending on energy and all types of infrastructure to be in the early stages of a major upturn as well. While more difficult to invest in, industrial commodities are also beginning a secular bull market driven by demand from emerging economies like China and India. Conversely, rising interest rates and a flattening yield curve will work against most financial stocks. Rising energy prices and a flattening out of home prices will tend to constrain consumer spending, making it difficult to make money in most consumer-related stocks.

     Looking at the performance of the Brazos growth portfolios, Energy was the leading sector in the market and a strong contributor to the portfolios. An overweighted position in energy was a significant positive for the Brazos portfolios particularly during the third calendar quarter. The portfolios also benefited from solid stock selection in the Health Care, Retailing and Financial

BRAZOS MUTUAL FUNDS

Services sectors. The Technology and Chemical sectors were the negative contributors. In addition, a poorly timed decision in May to move to a defensive portfolio position, which incorporated a slightly above normal cash position, hurt the performance of the portfolios during the second calendar quarter. The negative impact of this decision was most noticeable in the Micro Cap Fund and to a somewhat lesser degree in the Small Cap and Growth Funds. The Mid Cap Fund was the least impacted by this decision. The defensive position was removed in early July.

     The investment results for the market indices and for the Class Y shares of each Fund for the six months, one year, five year and since inception periods ended November 30, 2005, are shown in the following table.

     PERFORMANCE AS OF NOVEMBER 30, 2005.  THESE PERFORMANCE FIGURES ARE
UNAUDITED.

                                     6 MONTHS    12 MONTHS     5 YEARS      5 YEARS     INCEPTION    INCEPTION
                                      ENDED        ENDED        ENDED        ENDED          TO           TO
                                    11/30/2005   11/30/2005   11/30/2005   11/30/2005   11/30/2005   11/30/2005
                                    CUMULATIVE   CUMULATIVE   ANNUALIZED   CUMULATIVE   ANNUALIZED   CUMULATIVE
                                    ----------   ----------   ----------   ----------   ----------   ----------
BRAZOS GROWTH PORTFOLIO
  Class Y (Inception 12/31/98)....    10.55%        9.41%       -0.88%        -4.34%      12.53%       126.22%
Russell 3000 Growth Index(b)......     7.44%        9.59%       -3.60%       -16.75%      -1.71%       -11.28%

BRAZOS MID CAP PORTFOLIO
  Class Y (Inception 12/31/99)....     8.08%        8.47%        1.82%         9.45%       4.56%        30.17%
Russell Mid Cap Growth Index(c)...    11.05%       16.19%        2.20%        11.50%      -1.13%        -6.52%

BRAZOS SMALL CAP PORTFOLIO
  Class Y (Inception 12/31/96)....    10.39%        5.21%       -0.16%        -0.78%       9.76%       129.39%
Russell 2000 Growth Index(a)......    11.68%        8.06%        3.53%        18.98%       4.03%        42.28%

BRAZOS MICRO CAP PORTFOLIO
  Class Y (Inception 12/31/97)....    10.48%        2.42%        3.37%        18.00%      15.66%       216.32%
Russell 2000 Growth Index(a)......    11.68%        8.06%        3.53%        18.98%       2.96%        25.97%

 Notes are at the end of the Management Letter

Performance data quoted represents past performance and is not indicative of future results. Investment returns and principal values may fluctuate so that, when redeemed, shares may be worth more or less than their original value. Current performance of the Fund may be lower or higher than the performance quoted in the table above. Performance data current to the most recent month end may be obtained by visiting www.brazosfunds.com. Performance shown is for class Y shares, which do not have sales charges. Sales charges would diminish the performance shown.

     Investment performance reflects voluntary fee waivers and expense reimbursements in effect. In the absence of such waivers and reimbursements, total return would be reduced. The longer-term performance results presented for the Micro Cap, Small Cap, Mid Cap, and Growth Funds reflect periods of above average performance attributable in part to investments in certain securities during their initial public offering or other non-recurring factors. In particular, the returns for certain
 2

BRAZOS MUTUAL FUNDS
periods, such as 1997 and 1999 for Small Cap, 1998 and 1999 for Micro Cap, 2000 for Mid Cap, and 1999 for Growth, reflect substantial benefits from first-day realized or unrealized gains from participation in initial public offerings. It is unlikely that the Funds will benefit to the same extent from these types of gains in the future, especially if a Fund's assets remain at current levels or if they increase. Fund returns are shown net of fees. Stocks of micro cap, small cap and mid cap companies are more volatile than stocks of large cap companies.

GROWTH FUND

     For the twelve month period ended November 30, 2005, the Brazos Growth Fund gained 9.41% versus a 9.59% gain in the Russell 3000 Growth Index. The best performing sectors for the Fund over the past year were Health Care, Energy, Financial Services and Producer Durables.

     In the Health Care sector, the Fund benefited from exposure to both health care service and product companies. Among the service companies, CAREMARK RX., INC. (CMX), a provider of pharmaceutical services, and EXPRESS SCRIPTS, INC.
(ESRX), a provider of healthcare management and administration services, represented two of the top ten performing stocks for the year. Caremark and Express Scripts are two of the largest pharmacy benefit management companies in the United States. Both companies manage prescription drug benefit programs for thousands of employers (plan sponsors) and their employees (plan members). Specifically, these companies manage a comprehensive list of branded and generic drugs that are approved for use by the plan sponsors and available to the sponsor's membership. By contracting with retail pharmacies and offering prescription fulfillment services through the mail, Caremark and Express Scripts streamline the prescription drug benefit process for plan sponsors and members alike. The result is an efficient, cost-effective method for delivering high quality prescription drug benefits to thousands of employees who rely on this important benefit for their health and well-being.

     On the health care product side, HOLOGIC, INC. (HOLX) and ASPECT MEDICAL SYSTEMS, INC. (ASPM) were also among the year's top performers. Hologic is pioneering digital mammography in the field of women's health. The company's Selenia digital breast imaging suite improves significantly upon legacy analog technology by providing the health care community with a product that captures higher quality images more quickly and allows additional processing of those images for more accurate diagnosis. Our research indicates that Hologic's digital mammography technology is well regarded in the health care community, and over time, may very well become the standard of care in the industry. Aspect Medical is a medical technology company with a state of the art anesthesia monitoring system called the BIS system. This system optimizes the amount of anesthesia required for each individual patient, thereby allowing medical practitioners the ability to more accurately manage a patient's level of consciousness in the operating room or intensive care settings. According to the company, the BIS system is available in approximately one-third of all domestic operating rooms, and in over 160 countries.

     The Fund's exposure to the Energy complex generated meaningful outperformance relative to the benchmark. During the year, the three top performing energy stocks were TODCO (THE),

BRAZOS MUTUAL FUNDS

HORNBECK OFFSHORE SERVICES, INC. (HOS), and NATIONAL OILWELL VARCO, INC. (NOV). TODCO is a contract oil and gas drilling service with the largest fleet of drilling rigs. Strong demand for drilling services drove day rates (the amount of money TODCO is paid per rig per day) higher throughout the year, leading to positive estimate revisions and significant stock price appreciation. Hornbeck Offshore Services provides supply vessels to support oil and gas exploration and production efforts primarily in the Gulf of Mexico. In addition, the company transports petroleum products with its fleet of ocean-going tugs and barges. As with TODCO, Hornbeck is benefiting from increased demand for the company's services. The increased demand leads to pricing power, positive estimate revisions and higher stock prices. National Oilwell Varco supplies a wide range of equipment, components and services to the oil and gas industry. The company is recognized as a worldwide supply chain leader to the energy complex. Given its enviable position in the energy industry, National Oilwell is a primary beneficiary of the worldwide increase in exploration and production activity.

     In the Financial Services sector, an eclectic group of stocks including AMERITRADE HOLDING CORP. (AMTD) and LEGG MASON, INC. (LM) positively contributed to the Fund's returns. Ameritrade is a highly successful Internet-based brokerage and financial services firm serving institutional and individual investors. By leveraging its low-cost platform, the company is experiencing robust growth in the number of customers served, assets under management and transaction activity. This growth is driving increasing levels of profitability, which is being recognized and rewarded by investors. Legg Mason is a very successful asset manager with a sterling track record. Earlier this year, the company spun-off its brokerage business and is now a pure play in asset management with over $800 billion under management.

     Producer Durables was an area of strength in the Brazos Growth Fund for the last twelve months. A resilient economy combined with low interest rates drove the homebuilding stocks to five-year highs. The Fund benefited from owning KB HOME (KBH), CENTEX CORPORATION (CTX), and STANDARD PACIFIC CORP. (SPF). With operations in the Southeast, Southwest, Midwest and West Coast, KB Home serves first-time, move-up and active adult home buyers across the U.S. As with the other successful public builders, KB Home reaped the benefits of extremely robust housing markets in Florida, California, Nevada and Illinois. After spinning off its building materials subsidiary (now Eagle Materials [EXP]) and refocusing on homebuilding, Centex Corporation has established itself as a major player in the domestic homebuilding market. The company competes in five markets: Southeast, Southwest, Midwest, Mid Atlantic and West Coast. In addition to participating in strong markets in Florida, California, Nevada and Illinois, Centex also serves Washington D.C., one of the strongest domestic markets in 2005. Standard Pacific maintains a dominant competitive position in California where the company often sells out new communities before the first foundation is poured. Further, Standard Pacific's relatively recent expansion into Florida created a compelling homebuilding company and investment opportunity. As interest rates rose, housing activity began to slow and the Fund's positions in this sector were sold.
 4

BRAZOS MUTUAL FUNDS

     The Technology sector was an area of weakness in the Brazos Growth Fund during the last twelve months. For the year, the Fund's Technology holdings outperformed the benchmark on a total return basis driven by solid stock picking. However, the weighting in two underperforming stocks outlined below contributed to underperformance versus the benchmark in terms of total attribution. That said, several stocks including TRIDENT MICROSYSTEMS, INC.
(TRID), a designer, developer, and marketer of integrated circuits for digital media applications; APPLE COMPUTER, INC. (AAPL), a designer, manufacturer, and marketer of personal computers and related software, services, peripherals, and networking solutions worldwide; and MICROSEMI CORP. (MSCC), a designer, manufacturer, and marketer of analog and mixed-signal integrated circuits, and discrete semiconductors, were among the top fifteen performing stocks for the year. While two other stocks, VERISIGN, INC. (VRSN) and LECROY CORP. (LCRY), a developer, manufacturer, seller, and licensor of oscilloscopes and related test and measurement equipment, were among the Fund's bottom five performers.

     VeriSign is an Internet utility that provides secure transaction processing, Web site authentication and verification, naming and directory services, network connectivity and mobile data downloads. Even though VeriSign's mobile download business is approximately five percent of annual revenues, the stock sold off in sympathy with InfoSpace, an industry competitor, when InfoSpace missed earnings estimates. LeCroy manufactures and sells high performance measurement tools (primarily oscilloscopes) used by engineers to measure and test complex communication systems. In March 2005, LeCroy's stock sold off sharply after a competitor reported weaker than expected results. Consequently, both stocks were sold.

     After generating the greatest outperformance for the Fund for the twelve month period ended November 30, 2004, the Materials sector experienced an inventory overbuild in early 2005. Because of the excess inventory in the channel, chemical companies such as GEORGIA GULF CORP. (GGC), a manufacturer and marketer of chemical products; OLIN CORP. (OLN), a producer of copper alloys, ammunition, and chlorine and caustic soda; and WESTLAKE CHEMICAL CORP. (WLK), a manufacturer and marketer of petrochemicals, vinyls, polymers, and fabricated products, saw orders deteriorate until the excess inventory was worked off. This deterioration in orders resulted in severe selling pressure on the stocks, and we sold our positions. The sector has now stabilized and may represent an intriguing investment opportunity in 2006.

MID CAP FUND

     For the twelve month period ended November 30, 2005, the Brazos Mid Cap Fund gained 8.47% versus a 16.19% gain in the Russell Mid Cap Growth Index. Over the past year, the Health Care, Consumer Discretionary and Producer Durables sectors were areas of considerable strength in the Brazos Mid Cap Fund.

     Within the Health Care sector, the Fund benefited from exposure to both health care service and product companies. Among the service companies, CAREMARK RX., INC. (CMX) and EXPRESS SCRIPTS, INC. (ESRX) represented two of the top ten performing stocks for the year.

BRAZOS MUTUAL FUNDS

     On the product side, HOLOGIC, INC. (HOLX) and NEUROCRINE BIOSCIENCES, INC.
(NBIX) were also among the year's top ten performers. Neurocrine Biosciences is a biotechnology company with a deep clinical pipeline and a potential blockbuster insomnia drug called Indiplon. In developing Indiplon, Neurocrine conducted a comprehensive set of 72 clinical trials that involved over 7,500 subjects, 16 of those trials (5,500 subjects) in Phase III alone. The clinical trials demonstrated that "Indiplon capsules and tablets help patients consistently fall asleep faster, increase the amount of time they sleep during the night, decrease number of nighttime awakenings and improve overall sleep quality without complications often seen in other older-generation sleep medications." (Source: NBIX website -- www.neurocrine.com). Based on these results, the company filed two New Drug Applications (NDAs) with the Food and Drug Administration (FDA). Currently, the company is awaiting FDA approval of Indiplon, to be followed by commercial launch. Once launched, Indiplon will compete directly with Ambien, Lunesta and older benzodiazepine class drugs in the multi-billion dollar insomnia market.

     The Consumer Discretionary sector positively contributed to the Brazos Mid Cap Fund over the past twelve months. The Fund's exposure to leading specialty retail franchises including ABERCROMBIE & FITCH CO. (ANF), a specialty retailer of casual apparel; AMERICAN EAGLE OUTFITTERS, INC. (AEOS), a designer and marketer of casual clothing; CHICO'S FAS, INC. (CHS), a designer and retailer of private label, casual-to-dressy clothing, intimates, complementary accessories, and other non-clothing gift items; and WILLIAMS-SONOMA, INC. (WSM), a specialty retailer of home furnishings, generated positive performance for the twelve month period ended November 30, 2005. After many years of flat same store sales, Abercrombie & Fitch increased their store level investment significantly in late 2004. Customers responded and same store sales accelerated meaningfully. We believe the company should now enter a period of better earnings leverage as it benefits from those 2004 investments. After struggling in 2003 and early 2004, American Eagle Outfitters refocused on its core teen consumer and got its product assortment back on track. The company had strong same store sales trends against easy comparisons through the middle of 2005, allowing them to significantly beat and raise earnings per share estimates. The core Chico's and White House Black Market shopper remains very loyal to the brand. Chico's benefited from easy comparisons this summer and White House Black Market same store sales trends were very impressive running greater than 30%. As this thesis has played out, the position for both American Eagle Outfitters and Chico's have been sold. Williams-Sonoma continues to have a meaningful amount of growth ahead of them as newer concepts continue to see increased momentum on store rollout.

     Producer Durables was an area of strength in the Brazos Mid Cap Fund for the last twelve months. A resilient economy combined with low interest rates drove the homebuilding stocks to five-year highs. The Fund benefited from owning the following homebuilders, KB HOME (KBH), CENTEX CORP. (CTX), and STANDARD PACIFIC CORP. (SPF). As interest rates rose, housing activity began to slow and the Fund's positions in this sector were sold.

BRAZOS MUTUAL FUNDS

     The Transportation sector was an area of weakness in the Brazos Mid Cap Fund during the last twelve months. OLD DOMINION FREIGHT LINE, INC. (ODFL), a less-than-truckload multi-regional motor carrier; OVERNITE CORP. (OVNT), a less-than-truckload transportation company, WERNER ENTERPRISES, INC. (WERN), a truckload transportation and logistics company; and JETBLUE AIRWAYS CORP.
(JBLU), a provider of passenger air transportation services, contributed to the underperformance in this sector. All four stocks were adversely impacted by higher fuel costs as the price of crude oil eclipsed $70 per barrel. Even though business was strong and load factors were high, this positive economic backdrop was not enough to overcome the negative investor sentiment toward the group as oil prices continued climbing higher. As a result, all four stocks have been sold.

     For the year, the Fund's technology holdings outperformed the benchmark on a total return basis driven by solid stock picking. However, the weighting in three underperforming stocks outlined below contributed to underperformance versus the benchmark in terms of total attribution. That said, several stocks including TRIDENT MICROSYSTEMS, INC. (TRID), a designer, developer, and marketer of integrated circuits for digital media applications; MARVEL TECHNOLOGY GROUP LTD. (MRVL), a designer, developer, and marketer of semiconductors, such as analog, mixed-signal, and digital signal processing integrated circuits; and MACROMEDIA, INC. (MACR), were among the top fifteen performing stocks for the year. Macromedia has been sold as the company was acquired by Adobe Systems.

     Included among the Fund's bottom ten performers were three other technology stocks: INFOSPACE, INC. (INSP), TEKELEC (TKLC), and VERISIGN, INC. (VRSN). InfoSpace provides web-based search and directory services and mobile data solutions for the wireless industry. The company came in below Wall Street estimates for the June quarter resulting in a sharp sell-off. Once prices stabilized, we exited our position. Tekelec manufactures and sells signaling equipment for communications networks and is well positioned to benefit from the buildout of next generation (3G) network infrastructure. The company met or exceeded Wall Street expectations for six consecutive quarters, including the September 2005 quarter. However, the stock sold off following the September quarterly report as investors penalized Tekelec for slower than expected growth in orders. All three stocks were sold.

     After generating the greatest outperformance in the Fund for the year ended November 30, 2004, the Materials and Processing sector experienced an inventory overbuild in early 2005. Because of the excess inventory in the channel, chemical companies such as GEORGIA GULF CORP. (GGC), a manufacturer and marketer of chemical products in North America; OLIN CORP. (OLN), a producer of copper alloys, ammunition, and chlorine and caustic soda in North America; and WESTLAKE CHEMICAL CORP. (WLK), a manufacturer and marketer of petrochemicals, vinyls, polymers, and fabricated products, saw orders deteriorate until the excess inventory was worked off. This deterioration in orders resulted in severe selling pressure on the stocks, and we sold our positions. The sector has now stabilized and may represent an intriguing investment opportunity in 2006.

     Investing in mid capitalization stocks is more volatile than investing in large company stocks.

BRAZOS MUTUAL FUNDS

SMALL CAP FUND

     For the twelve month period ended November 30, 2005, the Brazos Small Cap Fund gained 5.21% versus an 8.06% gain in the Russell 2000 Growth Index. The best performing sectors for the Fund over the past year were Financial Services, Health Care and Energy.

     While Financial Services stocks were not impressive performers for the index, they benefitted the Fund. The portfolio benefited from real estate property management companies because the leasing environment has been very strong due to a continued vibrant economy. CB RICHARD ELLIS GROUP, INC. (CBG), a commercial real estate service company, and JONES LANG LASALLE, INC. (JLL), a real estate services and money management company, were two top performers in the Fund. Other stocks like GFI GROUP, INC. (GFIG), a provider of data and analytics to brokerage firms, that went public in January 2005, and GREENHILL & CO., INC. (GHL), a mergers and acquisition advisory firm, were also standout performers.

     Health Care facilities stocks drove the health care outperformance for the year. BEVERLY ENTERPRISES, INC. (BEV), a nursing home operator that received a buyout offer in January 2005, and PSYCHIATRIC SOLUTIONS, INC. (PSYS), an operator of psychiatric hospitals, were the better performers here. ASPECT MEDICAL SYSTEMS, INC. (ASPM), a maker of brain activity monitoring devices used during surgery, and another takeout, BONE CARE INTERNATIONAL, INC. (BCII), a developer of Vitamin D-therapy for patients with renal disease, also deserve mention. While we took profits on most of these companies after significant appreciation, we are selectively looking to put some money back to work in health care facilities as valuations have become much more reasonable over the past several months.

     Energy was the best performing industry in the index during the fiscal year by a wide margin appreciating 48%. We were overweighted on average throughout the year and we benefited from strong stock selection. The best performing stocks were HORNBECK OFFSHORE SERVICES, INC. (HOS), a provider of marine services, and QUICKSILVER RESOURCES, INC. (KWK), an independent oil and gas company engaged in the acquisition, development, exploration, production and sale of natural gas, crude oil and natural gas liquids. While oil and gas prices are likely to remain volatile, we remain positive on the longer term story for energy and continue to focus on select energy service stocks in the portfolio. Thus, the position in Quicksilver Resources has been sold.

     On the downside, Technology and Producer Durables were the weakest performers. In Technology, Communication stocks were the largest drag driven by poor returns in TEKELEC (TKLC), a designer, manufacturer, marketer, and supporter of network signaling products, switching products and services; NOVATEL WIRELESS, INC. (NVTL), a provider of wireless broadband access solutions for the mobile communications market; and ALADDIN KNOWLEDGE SYSTEMS, LTD.
(ALDN), a provider of solutions for software digital rights management and Internet security. Tekelec has been a volatile stock that has traded around data points on customer trials and tribulations at one of their divisions.

     We are currently out of this stock. Novatel was a high momentum stock that churned its investor base after slowing from very high growth rates in 2004. We sold the stock, but have since
 8

BRAZOS MUTUAL FUNDS
repurchased it as we are expecting accelerating growth in earnings per share in 2006 as it anniversaries an increase in its tax rate last year. Aladdin languished from a secondary offering that took six months to complete and a slowing in momentum of its enterprise security products. This position has been sold.

     Producer Durables was the other laggard as AMERICAN ECOLOGY CORP. (ECOL), a provider of radioactive, hazardous, and industrial waste management services; and MATTSON TECHNOLOGY, INC. (MTSN), a designer, manufacturer, and marketer of semiconductor wafer processing equipment used in the fabrication of integrated circuits, were underperformers. We remain invested in American Ecology though the stock has recently been stagnant due to a delay on a significant contract with Honeywell. Mattson was sold in May of 2005 in an effort to reduce our technology exposure in a soft market.

     We remain very excited about the Brazos Small Cap Fund and especially about a new theme that we see emerging in the market. We have increased our weighting in industrial and construction and engineering companies as non-residential construction is experiencing a long overdue reacceleration. Stocks in this group include JLG INDUSTRIES, INC. (JGL), a provider of construction machinery like excavators; and BUCYRUS INTERNATIONAL, INC. (BUCY), a manufacturer of mining equipment. The Fund continues to have a healthy weighting in technology companies, primarily companies undergoing a strong product cycle, leveraged to products highly desired by consumers during the 2005 holiday season, or leveraged to the increase in spending by telecom providers spurred by heightened competition. The overweight in Technology is partly seasonal and will most likely decline in the first quarter as the environment is generally tougher for technology spending. We remain underweighted in the consumer domain as we have all year, given tough macro headwinds. We remain committed to finding high quality, small cap growth stocks.

     The Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

MICRO CAP FUND

     For the twelve month period ended November 30, 2005, the Brazos Micro Cap Fund gained 2.42% versus an 8.06% gain in the Russell 2000 Growth Index. While the start of 2005 continued the strong performance of 2004, the second quarter proved to be difficult for the Fund. As mentioned previously, our cautiousness spurred by the correction in the market during the second quarter prompted us to a relatively defensive posture. Thus, as the market rallied into the summer, the low beta of the overall portfolio, as well as a larger than usual cash position, caused significant underperformance. Although it has been a tough period for micro cap stocks, the Fund posted a slightly positive return for the fiscal year. We remain optimistic on micro caps given the positive economic environment and attractive relative valuations and growth rates we see in these smaller companies.

BRAZOS MUTUAL FUNDS

     The Fund's best areas over the past year were companies leveraged to consumer spending, financial services, and industrials. The solid returns from consumer-related stocks were led by the Fund's two best performers, PERFICIENT, INC. (PRFT) and BRIGHTPOINT, INC. (CELL). Based in Austin, Texas, Perficient provides information technology services to companies in the central United States. With the return in information technology spending, they have been growing revenues greater than 20% organically and even faster with sporadic acquisitions of smaller companies. While the stock has been a solid performer for the year, we took advantage of opportunities in the market by trimming the position after significant appreciation early in the fiscal year and then buying more on weakness from an announced secondary offering that was never completed due to market conditions. The stock remains a significant holding in the portfolio and has recently hit new highs. Brightpoint is a distributor of mobile handsets and devices and also provides logistics services to mobile virtual network operators or MVNOs. With the strength in handsets due to new technologies and form factors, Brightpoint saw an acceleration in their growth rate. They have also enjoyed an expansion in their valuation multiple as they have deployed higher margin logistics services to a new customer base, the MVNOs such as Virgin, Boost and Amp'd that use networks (such as Sprint's) to market their cell phone service. Brightpoint provides a business function that is in very high demand for these customers.

     The Financial Services sector was helped by a position in GFI GROUP, INC.
(GFIG), a provider of data and analytics to brokerage firms. We participated in this company's IPO in January and sold it in September when the market cap became too large for the Fund.

     The Materials sector was home to two very dynamic stocks that provided meaningful returns to the Fund. DYNAMIC MATERIALS CORP. (BOOM), a company that uses explosives to bond metals used by manufacturers and refineries, and BUILDING MATERIALS HOLDING CORP. (BMHC), a provider of materials and prefabricated items to homebuilders, both had greater than 100% returns over the fiscal year period. We realized the gains and sold these positions.

     On the downside, Technology and Producer Durables were the weakest performers. In Technology, ALADDIN KNOWLEDGE SYSTEMS, LTD. (ALDN), a provider of solutions for software digital rights management and Internet security; LECROY CORP. (LCRY), a developer, manufacturer, seller, and licenser of oscilloscopes and related test and measurement equipment; and CATAPULT COMMUNICATIONS CORP.
(CATT), a designer, developer, manufacturer, and supporter of software-based test systems for the Telecommunications sector, were the biggest detractors from performance. Furthermore, Technology was the worst performing sector in the Russell 2000 Growth Index for the one year period and it was a sector where the Fund was, on average, overweighted for the year. These positions have been sold.

     The weakness in Producer Durables was caused by three stocks, MATTSON TECHNOLOGY, INC. (MTSN), a designer, manufacturer, and marketer of semiconductor wafer processing equipment used in the fabrication of integrated circuits; FLANDERS CORP. (FLDR), a designer, manufacturer, and marketer of air filters and related products and services; and UNITED INDUSTRIAL CORPORATION (UIC), a designer, developer, manufacturer, and supporter of defense systems, and training and test
 10

BRAZOS MUTUAL FUNDS
systems. While Mattson is no longer in the portfolio, we are still holders of Flanders and United Industrial. Flanders is a leading producer of air filters and, more importantly for the future growth of the company, a provider of nuclear handling services. We believe 2006 should be a good year for the company as they look to assist the U.S. government decommission nuclear warheads at their MOX (mixed oxide) facility in South Carolina. United Industrial was a big winner for the Fund in fiscal 2004, but has been fairly stagnant this fiscal year. As the company expands capacity for the production of their Shadow UAV line late this calendar year, revenues and earnings should accelerate.

     We remain very excited about the Brazos Micro Cap Fund and especially about a new theme that we see emerging in the market. We have increased our weighting in industrial and construction and engineering companies as non-residential construction is experiencing a long overdue reacceleration. Names in this group include GEHL CO. (GEHL), a provider of light equipment like telehandlers and skid loaders, and ASTEC INDUSTRIES, INC. (ASTE), a manufacturer of equipment used in road construction.

     The Micro Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

CLOSING

     Looking forward, the market still has to confront rising interest rates as the Federal Reserve moves to contain the energy-led inflation from spreading to other segments of the economy. Until this battle ends and inflation is contained, the equity market will remain challenging. The portfolios are oriented toward energy service, industrial and selected technology and healthcare companies. We will monitor economic conditions diligently and maintain flexibility within the portfolios to take advantage of opportunities as we see them in the market place.

     Finally, we thank you for your continued support of the Brazos Mutual
Funds.

                                                Sincerely,

                                                /s/ Wayne G. Williams
                                                Brazos Capital Management, L.P.

    Opinions expressed are those of Brazos Capital Management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

    Please refer to the remainder of this document for additional information, including portfolio holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

(a) RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.

BRAZOS MUTUAL FUNDS

(b) RUSSELL 3000(R) GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

(c) RUSSELL MIDCAP(R) GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

You cannot invest directly in an index.

P/E RATIO: The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Must be preceded or accompanied by a current prospectus. Read it carefully before you invest.

Distributed by Quasar Distributors, LLC. 1/06.

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                           BRAZOS SMALL CAP PORTFOLIO

                                  [LINE GRAPH]

                                                 BRAZOS SMALL CAP PORTFOLIO (Y)   RUSSELL 2000 INDEX
                                                 ------------------------------   ------------------
12/96                                                      $1,000,000                 $1,000,000
5/97                                                       $1,196,000                 $1,017,744
11/97                                                      $1,470,830                 $1,128,816
5/98                                                       $1,724,260                 $1,179,023
11/98                                                      $1,545,250                 $1,048,459
5/99                                                       $1,784,670                 $1,225,345
11/99                                                      $2,036,170                 $1,390,882
5/00                                                       $2,309,390                 $1,466,629
11/00                                                      $2,311,880                 $1,195,900
5/01                                                       $2,377,810                 $1,235,857
11/01                                                      $2,170,510                 $1,084,448
5/02                                                       $2,077,960                 $1,040,349
11/02                                                      $1,637,440                 $  862,865
5/03                                                       $1,750,970                 $  940,547
11/03                                                      $2,121,150                 $1,188,025
5/04                                                        2,026,140                  1,220,500
11/04                                                       2,180,380                  1,316,740
5/05                                                        2,077,960                  1,273,980
11/05                                                       2,303,774                  1,420,707

 -------------------------------------------------------------------------------

                          SEC Avg. Annual Total Return
                                (as of 11/30/05)
                                  (unaudited)

                                                                                  Since       Since       Since
                                                                                Inception   Inception   Inception
                                                              1 Year   5 Year       Y           N           B
Small Cap Portfolio Class Y                                    5.21%   (0.16)%    9.76%        n/a         n/a
Russell 2000 Growth Index                                      8.06%    3.53%     4.03%       2.28%       2.28%

Small Cap Portfolio Class N                                    4.88%   (0.53)%     n/a        3.00%        n/a
Small Cap Portfolio Class B                                    4.20%   (1.15)%     n/a         n/a        2.38%

 -------------------------------------------------------------------------------

  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N and B shares commenced operations on September 8, 1999. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B shares for applicable shareholders. Performance of
  Class N and B shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management (formerly
  John McStay Investment Counsel) have caused the Portfolio's returns to be higher than they otherwise would have been. Investing in small company stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Small Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1997 and 1999 for
  Brazos Small Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000
  Index, as ranked by market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.
--------------------------------------------------------------------------------

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                           BRAZOS MICRO CAP PORTFOLIO

                                  [LINE GRAPH]

   DATE     BRAZOS MICRO CAP PORTFOLIO (Y)   RUSSELL 2000 INDEX
----------  ------------------------------   ------------------
     12/97            $1,000,000                 $1,000,000
     05/98            $1,310,000                 $1,043,890
     11/98            $1,203,000                 $  928,289
     05/99            $1,556,000                 $1,084,900
     11/99            $1,993,060                 $1,231,470
     05/00            $2,251,900                 $1,298,530
     11/00            $2,680,730                 $1,508,830
     05/01            $2,971,200                 $1,094,210
     11/01            $2,731,980                 $  960,154
     05/02            $2,607,030                 $  921,109
     11/02            $1,845,190                 $  763,967
     05/03            $2,099,640                 $  832,746
     11/03            $2,907,200                 $1,051,860
     05/04            $2,757,880                 $1,080,610
     11/04            $3,088,520                 $1,165,820
     05/05            $2,863,010                 $1,127,960
     11/05            $3,163,180                 $1,259,748

 -------------------------------------------------------------------------------

                             SEC Avg. Annual Total Return
                                   (as of 11/30/05)
                                      (unaudited)

                                                                                  Since       Since       Since
                                                                                Inception   Inception   Inception
                                                              1 Year   5 Year       Y           N           B
Micro Cap Portfolio Class Y                                    2.42%    3.37%     15.66%       n/a         n/a
Russell 2000 Growth Index                                      8.06%    3.53%      2.96%      3.37%       3.37%

Micro Cap Portfolio Class N                                    2.04%     n/a        n/a       1.05%        n/a
Micro Cap Portfolio Class B                                    1.43%     n/a        n/a        n/a        0.40%

 -------------------------------------------------------------------------------
  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1997 (commencement of operations for Class Y shares). Prior to July 15, 2003, the minimum initial Class Y shares requirement was $50,000. Class N and B shares commenced operations on May 1, 2001. The minimum required initial investment for Class
  N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B shares for applicable shareholders. Performance of
  Class N and B shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. The graph and table do not reflect deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value.
  Fee waivers and expense reimbursements by Brazos Capital Management
  (formerly John McStay Investment Counsel) have caused the Portfolio's returns to be higher than they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Micro Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1998 and 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The
  Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.
--------------------------------------------------------------------------------

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                            BRAZOS GROWTH PORTFOLIO

                                  [LINE GRAPH]

                                                                                     RUSSELL 3000
                                                     BRAZOS GROWTH PORTFOLIO (Y)     GROWTH INDEX
                                                    ------------------------------   -------------
12/98                                                         $1,000,000              $1,000,000
5/99                                                          $1,328,000              $1,035,100
11/99                                                         $1,723,950              $1,206,810
5/00                                                          $2,201,030              $1,289,970
11/00                                                         $2,364,870              $1,065,630
5/01                                                          $2,442,340              $  918,453
11/01                                                         $2,210,690              $  832,628
5/02                                                          $2,120,600              $  730,223
11/02                                                         $1,572,930              $  645,107
5/03                                                          $1,647,290              $  672,057
11/03                                                         $1,981,900              $  761,968
5/04                                                          $1,987,620              $  798,591
11/04                                                         $2,067,690              $  809,529
5/05                                                          $2,046,240              $  825,752
11/05                                                         $2,262,165              $  887,173

 -------------------------------------------------------------------------------

                             SEC Avg. Annual Total Return
                                   (as of 11/30/05)
                                      (unaudited)

                                                                                  Since       Since       Since
                                                                                Inception   Inception   Inception
                                                              1 Year   5 Year       Y           N           B
Growth Portfolio Class Y                                       9.41%   (0.88)%    12.53%        n/a         n/a
Russell 3000 Growth Index                                      9.59%   (3.60)%    (1.71)%     (8.14)%     (1.42)%

Growth Portfolio Class N                                       9.02%   (1.25)%      n/a       (0.97)%       n/a
Growth Portfolio Class B                                       8.29%     n/a        n/a         n/a       (2.44)%

 -------------------------------------------------------------------------------
  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1998 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000 and Class B shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B shares for applicable shareholders. Performance of Class N and B shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. The graph and table do not reflect deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos
  Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio's returns to be higher than they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Multi Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, certain periods such as 1999 for Brazos Multi Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Index is comprised of the 3000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth rates.
--------------------------------------------------------------------------------

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                            BRAZOS MID CAP PORTFOLIO

                                  [LINE GRAPH]

                                                                                   RUSSELL MID CAP
                                                    BRAZOS MID CAP PORTFOLIO (Y)    GROWTH INDEX
                                                    ----------------------------   ---------------
12/99                                                        $1,000,000              $1,000,000
5/00                                                         $1,146,000              $1,013,932
11/00                                                        $1,189,280              $  838,366
5/01                                                         $1,232,920              $  767,707
11/01                                                        $1,135,560              $  678,868
5/02                                                         $1,154,600              $  636,017
11/02                                                        $  905,904              $  544,451
5/03                                                         $  971,518              $  598,870
11/03                                                        $1,134,500              $  722,170
5/04                                                         $1,140,850              $  761,288
11/04                                                        $1,200,110              $  804,515
5/05                                                         $1,204,340              $  841,773
11/05                                                        $1,301,708              $  934,807

--------------------------------------------------------------------------------

                          SEC Avg. Annual Total Return
                                (as of 11/30/05)
                                  (unaudited)

                                                                                  Since       Since
                                                                                Inception   Inception
                                                              1 Year   5 Year       Y           N
Mid Cap Portfolio Class Y                                      8.47%    1.82%      4.56%        n/a
Russell Mid Cap Growth Index                                  16.19%    2.20%     (1.13)%     (4.47)%
Mid Cap Portfolio Class N                                      8.09%    1.41%       n/a        1.04%

--------------------------------------------------------------------------------
  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1999 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000 and B shares commenced operations on May 1, 2001. The minimum required investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends. The graph and table do not reflect deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos
  Capital Management (formerly John McStay Investment Counsel) have caused the Portfolio's returns to be higher than they otherwise would have been. The longer term performance results presented for the Brazos Mid Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 2000 for Brazos Mid
  Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Mid Cap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell Mid Cap Growth Index measures the performance of those companies in the Russell Mid Cap
  Index with higher price-to-book ratios and higher forecasted growth rates.

--------------------------------------------------------------------------------
 16

BRAZOS MUTUAL FUNDS - Sector Allocation

Small Cap Portfolio (expressed as a percentage of Market Value)
(PIE CHART)

Utilities                                                                         4.6
Business Services                                                                16.2
Consumer Durables                                                                 2.9
Consumer Merchandising                                                            6.2
Consumer Services                                                                 4.2
Defense                                                                           2.8
Electronic Components                                                             9.2
Electronic Technology                                                             2.1
Energy                                                                              8
Financial Services & Software                                                       1
Healthcare Products                                                               4.6
Healthcare Services                                                               2.9
Healthcare Technology                                                            13.1
Technology Services & Software                                                    6.2
Telecommunications                                                                9.6
Traditional Heavy Industry                                                        6.4

Micro Cap Portfolio (expressed as a percentage of Market Value)

(PIE CHART)

Business Services                                                                12.6
Consumer Durables                                                                 2.9
Consumer Merchandising                                                            5.2
Consumer Services                                                                 3.4
Defense                                                                           4.3
Electronic Components                                                             8.2
Electronic Technology                                                             2.2
Energy                                                                           10.6
Financial Services & Software                                                       1
Healthcare Products                                                               3.3
Healthcare Services                                                               7.4
Healthcare Technology                                                            12.4
Technology Services & Software                                                   10.1
Telecommunications                                                                7.3
Traditional Heavy Industry                                                        7.2
Utilities                                                                         1.9

BRAZOS MUTUAL FUNDS - Sector Allocation

Growth Portfolio (expressed as a percentage of Market Value)

(PIE CHART)

Basic Resources (non-energy)                                                      2.4
Business Services                                                                15.1
Computers & Peripherals                                                           1.2
Consumer Durables                                                                 0.8
Consumer Merchandising                                                            7.4
Consumer Services                                                                 1.8
Electronic Components                                                              14
Electronic Technology                                                             4.9
Energy                                                                            5.8
Financial Institutions                                                            9.3
Healthcare Products                                                               2.5
Healthcare Services                                                               7.9
Healthcare Technology                                                               5
Technology Services & Software                                                    5.9
Telecommunications                                                               10.3
Traditional Heavy Industry                                                        3.1
Utilities                                                                         2.6


Mid Cap Portfolio (expressed as a percentage of Market Value)

(PIE CHART)

Basic Resources (non-energy)                                                      2.5
Business Services                                                                 9.8
Consumer Merchandising                                                            9.3
Consumer Services                                                                 2.0
Electronic Components                                                            13.6
Electronic Technology                                                             5.2
Energy                                                                           10.9
Financial Institutions                                                            9.4
Healthcare Products                                                               7.4
Healthcare Services                                                               5.5
Healthcare Technology                                                             3.6
Media                                                                             1.4
Technology Services & Software                                                    5.1
Telecommunications                                                                8.1
Traditional Heavy Industry                                                        3.2
Utilities                                                                         3.0

BRAZOS MUTUAL FUNDS

Additional Information on Fund Expenses

EXAMPLE

     As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense and other Fund expenses.

     This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/05 -- 11/30/05).

ACTUAL EXPENSES

     The third and fourth columns of the table below provides information about account values based on actual returns and actual expenses. In addition to the sales loads on certain share classes, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently the Fund's transfer agent charges a $15.00 fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The fifth and sixth columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the sixth column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BRAZOS MUTUAL FUNDS

ACTUAL VS. HYPOTHETICAL RETURNS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

                                                                                           HYPOTHETICAL (5% RETURN
                                                                          ACTUAL               BEFORE EXPENSES)
                                                                  ----------------------   ------------------------
                                        FUND'S                     ENDING      EXPENSES      ENDING      EXPENSES
                                      ANNUALIZED    BEGINNING      ACCOUNT       PAID       ACCOUNT        PAID
                                       EXPENSE       ACCOUNT        VALUE       DURING       VALUE        DURING
                                      RATIO (1)    VALUE 6/1/05   11/30/05    PERIOD (1)    11/30/05    PERIOD (1)
                                      ----------   ------------   ---------   ----------   ----------   -----------
Small Cap Portfolio......   Class Y      1.24%      $1,000.00     $1,103.90     $ 6.54     $1,018.85      $ 6.28
                            Class N      1.54       $1,000.00     $1,102.50     $ 8.12     $1,017.35      $ 7.79
                            Class B      2.19       $1,000.00     $1,098.60     $11.52     $1,014.09      $11.06

Micro Cap Portfolio......   Class Y      1.63       $1,000.00     $1,104.80     $ 8.60     $1,016.90      $ 8.24
                            Class N      1.93       $1,000.00     $1,102.90     $10.17     $1,015.39      $ 9.75
                            Class B      2.58       $1,000.00     $1,099.60     $13.58     $1,012.13      $13.01

Growth Portfolio.........   Class Y      1.20       $1,000.00     $1,105.50     $ 6.33     $1,019.05      $ 6.07
                            Class N      1.55       $1,000.00     $1,103.40     $ 8.17     $1,017.30      $ 7.84
                            Class B      2.20       $1,000.00     $1,099.60     $11.58     $1,014.04      $11.11

Mid Cap Portfolio........   Class Y      1.19       $1,000.00     $1,080.80     $ 6.21     $1,019.10      $ 6.02
                            Class N      1.54       $1,000.00     $1,079.00     $ 8.03     $1,017.35      $ 7.79

---------------

(1) - Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days and divided by 365 to reflect the one-half year period.

BRAZOS MUTUAL FUNDS - SMALL CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2005

                    Security Description                       Shares        Value
                    --------------------                      ---------   -----------
COMMON STOCKS - 96.8%
BUSINESS SERVICES - 15.7%
        American Ecology Corporation........................     73,400   $ 1,194,218
        Brightpoint, Inc.*..................................     34,000       956,760
        The Corporate Executive Board Company...............      8,990       777,725
        Corrections Corporation of America*.................     23,500     1,044,105
        Flanders Corporation*...............................     36,900       374,166
        Labor Ready, Inc.*..................................     28,245       623,650
        Monster Worldwide Inc.*.............................     23,800       925,820
        The Shaw Group Inc.*................................      7,800       225,342
                                                                          -----------
                                                                            6,121,786
                                                                          -----------
CONSUMER DURABLES - 2.8%
        True Religion Apparel, Inc.*........................     82,100     1,087,825
                                                                          -----------
CONSUMER MERCHANDISING - 6.0%
        Abercrombie & Fitch Co. - Class A...................     13,900       852,348
        GameStop Corporation*...............................     11,300       380,132
        Gymboree Corporation*...............................     29,300       661,008
        Too Inc.*...........................................     14,000       442,820
                                                                          -----------
                                                                            2,336,308
                                                                          -----------
CONSUMER SERVICES - 4.1%
        Central European Distribution Corporation*..........     13,200       576,972
        Shuffle Master, Inc.*...............................     24,700       691,847
        Texas Roadhouse, Inc.*..............................     21,500       324,650
                                                                          -----------
                                                                            1,593,469
                                                                          -----------
DEFENSE - 2.7%
        American Science and Engineering, Inc.*.............     11,300       762,298
        United Industrial Corp. ............................      7,100       308,495
                                                                          -----------
                                                                            1,070,793
                                                                          -----------
ELECTRONIC COMPONENTS - 8.9%
        Microsemi Corporation*..............................     25,800       715,950
        Netlogic Microsystems Inc.*.........................     39,000     1,016,340
        PortalPlayer Inc.*..................................     28,700       689,661
        Trident Microsystems, Inc.*.........................     55,000     1,036,200
                                                                          -----------
                                                                            3,458,151
                                                                          -----------
ELECTRONIC TECHNOLOGY - 2.1%
        Lexar Media, Inc.*..................................     94,200       803,526
                                                                          -----------
ENERGY - 7.7%
        Hornbeck Offshore Services, Inc.*...................     26,700       874,692
        Hydril*.............................................      8,800       564,080

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS - SMALL CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2005

                    Security Description                       Shares        Value
                    --------------------                      ---------   -----------
COMMON STOCKS (CONTINUED)
ENERGY (continued)
        Pioneer Drilling Company*...........................     45,700   $   800,664
        Todco - Class A.....................................     18,500       769,045
                                                                          -----------
                                                                            3,008,481
                                                                          -----------
FINANCIAL SERVICES & SOFTWARE - 1.0%
        SWS Group, Inc. ....................................     18,500       381,470
                                                                          -----------
HEALTHCARE PRODUCTS - 4.4%
        Durect Corporation*.................................     78,700       412,388
        Idenix Pharmaceuticals Inc.*........................     18,800       390,288
        Keryx Biopharmaceuticals, Inc.*.....................     28,800       400,032
        Neurocrine Biosciences, Inc.*.......................      8,700       517,824
                                                                          -----------
                                                                            1,720,532
                                                                          -----------
HEALTHCARE SERVICES - 2.8%
        Covance Inc.*.......................................     12,800       608,512
        PRA International*..................................     17,000       471,580
                                                                          -----------
                                                                            1,080,092
                                                                          -----------
HEALTHCARE TECHNOLOGY - 12.7%
        Animas Corporation*.................................     25,300       430,859
        Aspect Medical Systems, Inc.*.......................     10,900       410,603
        Computer Programs and Systems, Inc. ................     18,300       736,758
        Greatbatch, Inc.*...................................     13,400       388,332
        Hologic, Inc.*......................................      7,000       497,490
        Illumina, Inc.*.....................................     38,200       601,650
        Merge Technologies Incorporated*....................     28,800       821,952
        Phase Forward*......................................     65,300       700,669
        Thoratec Corporation*...............................     17,200       351,740
                                                                          -----------
                                                                            4,940,053
                                                                          -----------
TECHNOLOGY SERVICES & SOFTWARE - 6.0%
        Electronics for Imaging, Inc.*......................     19,900       555,807
        Stellent, Inc.*.....................................     87,700       914,711
        VASCO Data Security International, Inc.*............     23,900       269,592
        Witness Systems, Inc.*..............................     30,800       617,540
                                                                          -----------
                                                                            2,357,650
                                                                          -----------
TELECOMMUNICATIONS - 9.3%
        ADTRAN, Inc. .......................................     43,200     1,276,992
        Digi International Inc.*............................     42,200       543,536
        Novatel Wireless, Inc.*.............................     49,900       679,638
        Powerwave Technologies, Inc.*.......................     63,500       797,560
        Radyne Corp.*.......................................     22,800       345,876
                                                                          -----------
                                                                            3,643,602
                                                                          -----------

                                               See Notes to Financial Statements
 22

BRAZOS MUTUAL FUNDS - SMALL CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2005

                    Security Description                       Shares        Value
                    --------------------                      ---------   -----------
COMMON STOCKS (CONTINUED)
TRADITIONAL HEAVY INDUSTRY - 6.2%
        Bucyrus International, Inc. - Class A...............     15,500   $   726,950
        Gehl Company*.......................................     15,300       394,434
        JLG Industries, Inc. ...............................     16,900       768,950
        Oregon Steel Mills, Inc.*...........................     19,400       530,590
                                                                          -----------
                                                                            2,420,924
                                                                          -----------
UTILITIES - 4.4%
        Aqua America Inc. ..................................     27,100     1,002,429
        Consolidated Water Co, Ltd. f.......................     37,392       726,900
                                                                          -----------
                                                                            1,729,329
                                                                          -----------
    TOTAL COMMON STOCKS (Cost $34,299,322)..................               37,753,991
                                                                          -----------
SHORT TERM INVESTMENTS - 6.1%
        Variable Rate Demand Notes - 6.1%
        SEI Daily Income Trust Government Fund - Class B....  1,194,381     1,194,381
        SEI Daily Income Trust Treasury Fund - Class B......  1,194,380     1,194,380
                                                                          -----------
    TOTAL SHORT TERM INVESTMENTS (Cost $2,388,761)..........                2,388,761
                                                                          -----------
TOTAL INVESTMENTS - 102.9% (Cost $36,688,083)...............               40,142,752
Liabilities in Excess of Other Assets - (2.9)%..............               (1,143,337)
                                                                          -----------
TOTAL NET ASSETS - 100.0%...................................              $38,999,415
                                                                          ===========

*     Non Income Producing
f     Foreign Issued Security

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS - MICRO CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2005

                    Security Description                             Shares            Value
                    --------------------                           ----------       ------------
COMMON STOCKS - 95.2%
BUSINESS SERVICES - 12.0%
        American Ecology Corporation........................          205,821       $  3,348,708
        Brightpoint, Inc.*..................................           95,400          2,684,556
        Cadmus Communications Corporation...................           44,300            893,974
        Flanders Corporation*...............................          209,787          2,127,240
        Outlook Group Corp. ................................           43,300            617,458
        Stamps.com Inc.*....................................           91,200          2,138,640
        Website Pros, Inc.*.................................          147,700          1,419,397
                                                                                    ------------
                                                                                      13,229,973
                                                                                    ------------
CONSUMER DURABLES - 2.8%
        True Religion Apparel, Inc.*........................          232,000          3,074,000
                                                                                    ------------
CONSUMER MERCHANDISING - 4.9%
        Golf Galaxy, Inc.*..................................           89,100          1,400,652
        Gymboree Corporation*...............................           82,900          1,870,224
        Jos. A. Bank Clothiers, Inc.*.......................           18,000            900,180
        Too Inc.*...........................................           39,600          1,252,548
                                                                                    ------------
                                                                                       5,423,604
                                                                                    ------------
CONSUMER SERVICES - 3.2%
        Central European Distribution Corporation*..........           36,200          1,582,302
        Red Robin Gourmet Burgers Inc.*.....................           35,400          1,943,460
                                                                                    ------------
                                                                                       3,525,762
                                                                                    ------------
DEFENSE - 4.1%
        American Science and Engineering, Inc.*.............           31,700          2,138,482
        SI International, Inc.*.............................           54,400          1,476,960
        United Industrial Corp. ............................           20,100            873,345
                                                                                    ------------
                                                                                       4,488,787
                                                                                    ------------
ELECTRONIC COMPONENTS - 7.8%
        Netlogic Microsystems Inc.*.........................          110,200          2,871,812
        PortalPlayer Inc.*..................................           76,800          1,845,504
        Trident Microsystems, Inc.*.........................          203,400          3,832,056
                                                                                    ------------
                                                                                       8,549,372
                                                                                    ------------
ELECTRONIC TECHNOLOGY - 2.1%
        Lexar Media, Inc.*..................................          265,300          2,263,009
                                                                                    ------------
ENERGY - 10.1%
        GulfMark Offshore, Inc.*............................           72,500          2,420,050
        Hornbeck Offshore Services, Inc.*...................           35,800          1,172,808
        Matrix Service Company*.............................          247,600          2,305,156
        NATCO Group Inc.*...................................          146,600          3,401,120

                                               See Notes to Financial Statements
 24

BRAZOS MUTUAL FUNDS - MICRO CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2005

                    Security Description                             Shares            Value
                    --------------------                           ----------       ------------
COMMON STOCKS (CONTINUED)
ENERGY (continued)
        Pioneer Drilling Company*...........................           67,400       $  1,180,848
        Superior Well Services, Inc.*.......................           28,300            595,998
                                                                                    ------------
                                                                                      11,075,980
                                                                                    ------------
FINANCIAL SERVICES & SOFTWARE - 1.0%
        SWS Group, Inc. ....................................           51,900          1,070,178
                                                                                    ------------
HEALTHCARE PRODUCTS - 3.1%
        Cholestech Corporation*.............................          125,500          1,189,740
        Durect Corporation*.................................          219,600          1,150,704
        Keryx Biopharmaceuticals, Inc.*.....................           78,500          1,090,365
                                                                                    ------------
                                                                                       3,430,809
                                                                                    ------------
HEALTHCARE SERVICES - 7.0%
        Health Grades, Inc.*................................          524,786          2,518,973
        Horizon Health Corporation*.........................           49,100          1,140,102
        PRA International*..................................           51,000          1,414,740
        Sun Healthcare Group, Inc.*.........................          365,583          2,676,067
                                                                                    ------------
                                                                                       7,749,882
                                                                                    ------------
HEALTHCARE TECHNOLOGY - 11.9%
        Animas Corporation*.................................           70,900          1,207,427
        Aspect Medical Systems, Inc.*.......................           30,600          1,152,702
        Computer Programs and Systems, Inc. ................           51,715          2,082,046
        Greatbatch, Inc.*...................................           37,700          1,092,546
        Illumina, Inc.*.....................................          103,000          1,622,250
        Merge Technologies Incorporated*....................           81,000          2,311,740
        Netsmart Technologies, Inc.*........................          116,000          1,598,480
        Phase Forward*......................................          184,900          1,983,977
                                                                                    ------------
                                                                                      13,051,168
                                                                                    ------------
TECHNOLOGY SERVICES & SOFTWARE - 9.7%
        Perficient, Inc.*...................................          393,900          3,434,808
        Rimage Corporation*.................................           77,659          2,224,930
        Stellent, Inc.*.....................................          235,300          2,454,179
        VASCO Data Security International, Inc.*............           67,400            760,272
        Witness Systems, Inc.*..............................           87,400          1,752,370
                                                                                    ------------
                                                                                      10,626,559
                                                                                    ------------
TELECOMMUNICATIONS - 6.9%
        Anaren, Inc.*.......................................          124,400          1,785,140
        Digi International Inc.*............................          120,600          1,553,328
        Novatel Wireless, Inc.*.............................          196,800          2,680,416
        Radyne Corp.*.......................................          105,400          1,598,918
                                                                                    ------------
                                                                                       7,617,802
                                                                                    ------------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS - MICRO CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2005

                    Security Description                             Shares            Value
                    --------------------                           ----------       ------------
COMMON STOCKS (CONTINUED)
TRADITIONAL HEAVY INDUSTRY - 6.8%
        Bucyrus International, Inc. - Class A...............           39,000       $  1,829,100
        Gehl Company*.......................................           64,500          1,662,810
        Oregon Steel Mills, Inc.*...........................           55,000          1,504,250
        Portec Rail Products, Inc. .........................          193,283          2,505,470
                                                                                    ------------
                                                                                       7,501,630
                                                                                    ------------
UTILITIES - 1.8%
        Consolidated Water Co, Ltd. f.......................          103,708          2,016,083
                                                                                    ------------
    TOTAL COMMON STOCKS (Cost $93,973,026)..................                         104,694,598
                                                                                    ------------

SHORT TERM INVESTMENTS - 4.2%
        Variable Rate Demand Notes - 4.2%
        SEI Daily Income Trust Government Fund - Class B....        2,302,764          2,302,764
        SEI Daily Income Trust Treasury Fund - Class B......        2,302,763          2,302,763
                                                                                    ------------
    TOTAL SHORT TERM INVESTMENTS (Cost $4,605,527)..........                           4,605,527
                                                                                    ------------
TOTAL INVESTMENTS - 99.4% (Cost $98,578,553)................                         109,300,125
Other Assets in Excess of Liabilities - 0.6%................                             680,001
                                                                                    ------------
TOTAL NET ASSETS - 100.0%...................................                        $109,980,126
                                                                                    ============

ADR American Depository Receipt
*     Non Income Producing
f     Foreign Issued Security

                                               See Notes to Financial Statements
 26

BRAZOS MUTUAL FUNDS - GROWTH PORTFOLIO

Portfolio of Investments                                       November 30, 2005

                    Security Description                            Shares            Value
                    --------------------                           ---------       -----------
COMMON STOCKS - 94.9%
BASIC RESOURCES (NON-ENERGY) - 2.2%
        Inco Limited f......................................          31,100       $ 1,368,089
                                                                                   -----------
BUSINESS SERVICES - 14.3%
        American Ecology Corporation........................          90,800         1,477,316
        Brightpoint, Inc.*..................................          67,500         1,899,450
        The Corporate Executive Board Company...............          14,200         1,228,442
        Corrections Corporation of America*.................          34,400         1,528,392
        Jacobs Engineering Group Inc.*......................          14,200           922,574
        Monster Worldwide Inc.*.............................          34,400         1,338,160
        The Shaw Group Inc.*................................          12,300           355,347
                                                                                   -----------
                                                                                     8,749,681
                                                                                   -----------
COMPUTERS & PERIPHERALS - 1.1%
        Apple Computer, Inc.*...............................           9,900           671,418
                                                                                   -----------
CONSUMER DURABLES - 0.8%
        True Religion Apparel, Inc.*........................          36,100           478,325
                                                                                   -----------
CONSUMER MERCHANDISING - 7.0%
        Abercrombie & Fitch Co. - Class A...................          15,600           956,592
        Bed Bath & Beyond Inc.*.............................          21,400           912,924
        Urban Outfitters, Inc.*.............................          23,900           737,554
        Wal-Mart Stores, Inc. ..............................          20,600         1,000,336
        Williams-Sonoma, Inc.*..............................          15,200           659,528
                                                                                   -----------
                                                                                     4,266,934
                                                                                   -----------
CONSUMER SERVICES - 1.7%
        Brinker International, Inc. ........................          25,900         1,027,712
                                                                                   -----------
ELECTRONIC COMPONENTS - 13.3%
        Advanced Micro Devices, Inc.*.......................          47,800         1,251,404
        Broadcom Corp. - Class A*...........................          13,000           605,020
        Marvell Technology Group Ltd.*f.....................          15,700           871,978
        Microchip Technology Incorporated*..................          18,200           607,334
        Microsemi Corporation*..............................          37,700         1,046,175
        Netlogic Microsystems Inc.*.........................          38,200           995,492
        PortalPlayer Inc.*..................................          41,900         1,006,857
        Trident Microsystems, Inc.*.........................          91,600         1,725,744
                                                                                   -----------
                                                                                     8,110,004
                                                                                   -----------
ELECTRONIC TECHNOLOGY - 4.6%
        Lexar Media, Inc.*..................................         146,600         1,250,498
        SanDisk Corporation*................................          31,000         1,582,860
                                                                                   -----------
                                                                                     2,833,358
                                                                                   -----------
ENERGY - 5.6%
        BJ Services Company*................................          25,300           927,245
        Chesapeake Energy Corporation.......................          20,500           593,475

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS - GROWTH PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2005

                    Security Description                            Shares            Value
                    --------------------                           ---------       -----------
COMMON STOCKS (CONTINUED)
ENERGY (continued)
        ENSCO International Incorporated....................          12,500       $   592,000
        Hornbeck Offshore Services, Inc.*...................           7,800           255,528
        National-Oilwell, Inc.*.............................           4,300           260,666
        Noble Corporation f.................................           3,600           259,452
        Todco - Class A.....................................           5,700           236,949
        Transocean, Inc.*f..................................           4,100           261,744
                                                                                   -----------
                                                                                     3,387,059
                                                                                   -----------
FINANCIAL INSTITUTIONS - 8.8%
        Ameritrade Holding Corporation*.....................          56,600         1,322,176
        Legg Mason, Inc. ...................................          10,200         1,251,030
        Mellon Financial Corporation........................          47,900         1,611,356
        State Street Corporation............................          20,900         1,205,721
                                                                                   -----------
                                                                                     5,390,283
                                                                                   -----------
HEALTHCARE PRODUCTS - 2.3%
        Teva Pharmaceutical Industries Ltd. - ADR f.........          34,900         1,426,712
                                                                                   -----------
HEALTHCARE SERVICES - 7.6%
        Caremark Rx, Inc.*..................................          17,400           894,186
        Covance Inc.*.......................................          18,700           888,998
        Express Scripts, Inc.*..............................          11,300           954,398
        Horizon Health Corporation*.........................          26,800           622,296
        Sun Healthcare Group, Inc.*.........................         172,200         1,260,504
                                                                                   -----------
                                                                                     4,620,382
                                                                                   -----------
HEALTHCARE TECHNOLOGY - 4.7%
        Aspect Medical Systems, Inc.*.......................          25,400           956,818
        Genzyme Corporation*................................           9,300           691,362
        Hologic, Inc.*......................................          10,200           724,914
        Merge Technologies Incorporated*....................          18,000           513,720
                                                                                   -----------
                                                                                     2,886,814
                                                                                   -----------
TECHNOLOGY SERVICES & SOFTWARE - 5.6%
        Satyam Computer Services Limited - ADR f............          25,500           898,620
        Stellent, Inc.*.....................................          91,700           956,431
        Yahoo! Inc.*........................................          39,000         1,568,970
                                                                                   -----------
                                                                                     3,424,021
                                                                                   -----------
TELECOMMUNICATIONS - 9.8%
        ADTRAN, Inc. .......................................          66,800         1,974,608
        Corning Incorporated*...............................          45,200           915,300
        Powerwave Technologies, Inc.*.......................          73,300           920,648
        Tellabs, Inc.*......................................         209,000         2,144,340
                                                                                   -----------
                                                                                     5,954,896
                                                                                   -----------

                                               See Notes to Financial Statements
 28

BRAZOS MUTUAL FUNDS - GROWTH PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2005

                    Security Description                            Shares            Value
                    --------------------                           ---------       -----------
COMMON STOCKS (CONTINUED)
TRADITIONAL HEAVY INDUSTRY - 3.0%
        JLG Industries, Inc. ...............................          26,700       $ 1,214,850
        Joy Global Inc.*....................................          11,600           614,568
                                                                                   -----------
                                                                                     1,829,418
                                                                                   -----------
UTILITIES - 2.5%
        Aqua America Inc. ..................................          41,400         1,531,386
                                                                                   -----------
    TOTAL COMMON STOCKS (Cost $53,605,690)..................                        57,956,492
                                                                                   -----------

SHORT TERM INVESTMENTS - 9.4%
VARIABLE RATE DEMAND NOTES - 9.4%
        SEI Daily Income Trust Government Fund - Class B....       2,856,794         2,856,794
        SEI Daily Income Trust Treasury Fund - Class B......       2,856,793         2,856,793
                                                                                   -----------
    TOTAL SHORT TERM INVESTMENTS (Cost $5,713,587)..........                         5,713,587
                                                                                   -----------
TOTAL INVESTMENTS - 104.3% (Cost $59,319,277)...............                        63,670,079
Liabilities in Excess of Other Assets - (4.3)%..............                        (2,638,125)
                                                                                   -----------
TOTAL NET ASSETS - 100.0%...................................                       $61,031,954
                                                                                   ===========

ADR American Depository Receipt
*     Non Income Producing
f     Foreign Issued Security

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS - MID CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2005

Security Description                                                    Shares               Value
--------------------                                               ----------------       -----------
COMMON STOCKS - 95.2%
BASIC RESOURCES (NON-ENERGY) - 2.4%
        Inco Limited f......................................              33,900          $ 1,491,261
                                                                                          -----------
BUSINESS SERVICES - 9.4%
        The Corporate Executive Board Company...............              14,400            1,245,744
        Corrections Corporation of America*.................              39,300            1,746,099
        Jacobs Engineering Group Inc.*......................              14,400              935,568
        Monster Worldwide Inc.*.............................              37,800            1,470,420
        The Shaw Group Inc.*................................              12,500              361,125
                                                                                          -----------
                                                                                            5,758,956
                                                                                          -----------
CONSUMER MERCHANDISING - 8.9%
        Abercrombie & Fitch Co. - Class A...................              17,900            1,097,628
        Bed Bath & Beyond Inc.*.............................              24,400            1,040,904
        Polo Ralph Lauren Corporation.......................              16,300              873,680
        Too Inc.*...........................................              26,900              850,847
        Urban Outfitters, Inc.*.............................              27,300              842,478
        Williams-Sonoma, Inc.*..............................              17,700              768,003
                                                                                          -----------
                                                                                            5,473,540
                                                                                          -----------
CONSUMER SERVICES - 1.9%
        Brinker International, Inc. ........................              29,900            1,186,432
                                                                                          -----------
ELECTRONIC COMPONENTS - 12.9%
        Advanced Micro Devices, Inc.*.......................              54,900            1,437,282
        Broadcom Corp. - Class A*...........................              14,900              693,446
        Marvell Technology Group Ltd.*f.....................              18,100            1,005,274
        Microchip Technology Incorporated*..................              18,300              610,671
        Microsemi Corporation*..............................              43,100            1,196,025
        PortalPlayer Inc.*..................................              42,800            1,028,484
        Trident Microsystems, Inc.*.........................             105,900            1,995,156
                                                                                          -----------
                                                                                            7,966,338
                                                                                          -----------
ELECTRONIC TECHNOLOGY - 5.0%
        Lexar Media, Inc.*..................................             167,200            1,426,216
        SanDisk Corporation*................................              31,800            1,623,708
                                                                                          -----------
                                                                                            3,049,924
                                                                                          -----------
ENERGY - 10.3%
        BJ Services Company*................................              25,700              941,905
        Chesapeake Energy Corporation.......................              21,000              607,950
        ENSCO International Incorporated....................              12,800              606,208
        Forest Oil Corporation*.............................              21,900              981,339
        Hydril*.............................................               9,500              608,950
        National-Oilwell, Inc.*.............................              10,900              660,758
        Noble Corporation f.................................               9,100              655,837

                                               See Notes to Financial Statements
 30

BRAZOS MUTUAL FUNDS - MID CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2005

Security Description                                                    Shares               Value
--------------------                                               ----------------       -----------
COMMON STOCKS (CONTINUED)
ENERGY (continued)
        Todco - Class A*....................................              16,600          $   690,062
        Transocean, Inc.*f..................................               9,500              606,480
                                                                                          -----------
                                                                                            6,359,489
                                                                                          -----------
FINANCIAL INSTITUTIONS - 9.0%
        Ameritrade Holding Corporation*.....................              84,500            1,973,920
        Legg Mason, Inc. ...................................              13,500            1,655,775
        Mellon Financial Corporation........................              56,400            1,897,296
                                                                                          -----------
                                                                                            5,526,991
                                                                                          -----------
HEALTHCARE PRODUCTS - 7.0%
        Idenix Pharmaceuticals Inc.*........................              28,000              581,280
        Neurocrine Biosciences, Inc.*.......................              35,400            2,107,008
        Teva Pharmaceutical Industries Ltd. - ADR f.........              40,100            1,639,288
                                                                                          -----------
                                                                                            4,327,576
                                                                                          -----------
HEALTHCARE SERVICES - 5.2%
        Caremark Rx, Inc.*..................................              20,000            1,027,800
        Covance Inc.*.......................................              21,400            1,017,356
        Express Scripts, Inc.*..............................              13,000            1,097,980
        Varian Medical Systems, Inc.*.......................               1,500               76,230
                                                                                          -----------
                                                                                            3,219,366
                                                                                          -----------
HEALTHCARE TECHNOLOGY - 3.4%
        Genzyme Corporation*................................              17,000            1,263,780
        Hologic, Inc.*......................................              11,800              838,626
                                                                                          -----------
                                                                                            2,102,406
                                                                                          -----------
MEDIA - 1.4%
        Getty Images, Inc.*.................................               9,100              830,739
                                                                                          -----------
TECHNOLOGY SERVICES & SOFTWARE - 4.8%
        Fair Isaac Corporation..............................              21,700              994,294
        Paychex, Inc. ......................................              24,900            1,056,009
        Satyam Computer Services Limited - ADR f............              25,951              914,513
                                                                                          -----------
                                                                                            2,964,816
                                                                                          -----------
TELECOMMUNICATIONS - 7.7%
        ADTRAN, Inc. .......................................              77,300            2,284,988
        Tellabs, Inc.*......................................             241,700            2,479,842
                                                                                          -----------
                                                                                            4,764,830
                                                                                          -----------
TRADITIONAL HEAVY INDUSTRY - 3.0%
        JLG Industries, Inc. ...............................              26,900            1,223,950
        Joy Global Inc.*....................................              11,700              619,866
                                                                                          -----------
                                                                                            1,843,816
                                                                                          -----------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS - MID CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2005

Security Description                                                    Shares               Value
--------------------                                               ----------------       -----------
COMMON STOCKS (CONTINUED)
UTILITIES - 2.9%
        Aqua America Inc. ..................................              47,900          $ 1,771,821
                                                                                          -----------
    TOTAL COMMON STOCKS (Cost $53,713,580)..................                               58,638,301
                                                                                          -----------
                                                                      Principal
                                                                        Amount
                                                                   ----------------

SHORT TERM INVESTMENTS -- 7.7%
        United States Government and Agency Issues - 1.8%
        United States Treasury Bill, 3.060%, Due 12/08/05...          $1,085,000            1,084,240
                                                                                          -----------
                                                                        Shares
                                                                   ----------------

VARIABLE RATE DEMAND NOTES -- 5.9%
        SEI Daily Income Trust Government Fund - Class B....           1,821,251            1,821,251
        SEI Daily Income Trust Treasury Fund - Class B......           1,821,250            1,821,250
                                                                                          -----------
                                                                                            3,642,501
                                                                                          -----------

    TOTAL SHORT TERM INVESTMENTS (Cost $4,726,741)..........                                4,726,741
                                                                                          -----------
TOTAL INVESTMENTS - 102.9% (Cost $58,440,321)...............                               63,365,042
Liabilities in Excess of Other Assets - (2.9)%..............                               (1,772,991)
                                                                                          -----------
TOTAL NET ASSETS - 100.0%...................................                              $61,592,051
                                                                                          ===========

ADR American Depository Receipt
*    Non Income Producing
f    Foreign Issued Security

                                               See Notes to Financial Statements
 32

BRAZOS MUTUAL FUNDS

Statement of Assets and Liabilities                            November 30, 2005

                                                         SMALL CAP      MICRO CAP        GROWTH        MID CAP
                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                        ------------   ------------   ------------   -----------
ASSETS:
    Investment securities, at value*..................  $ 37,753,991   $104,694,598   $ 57,956,492   $58,638,301
    Short-term securities*............................     2,388,761      4,605,527      5,713,587     4,726,741
    Receivable for investments sold...................     1,634,341      4,339,413      2,053,447     2,118,074
    Interest and dividends receivable.................        12,603         16,716         24,919        30,056
    Receivable for shares of beneficial interest
      sold............................................         1,620        123,504             --            --
    Prepaid expenses and other assets.................        21,145         24,618         22,170        22,347
                                                        ------------   ------------   ------------   -----------
      Total assets....................................    41,812,461    113,804,376     65,770,615    65,535,519
                                                        ------------   ------------   ------------   -----------
LIABILITIES:
    Payable for investments purchased.................     2,613,198      3,344,177      4,256,869     3,548,753
    Payable for shares of beneficial interest
      redeemed........................................        46,339        228,284          4,991             2
    Investment advisory and management fees payable...        26,164        100,944         41,005        37,738
    Accrued expenses..................................        93,291        100,935         55,747        53,769
    Administration fee payable........................        10,524         14,944          8,452         7,712
    Distribution and service maintenance fees
      payable.........................................        23,530         34,966        371,597       295,494
                                                        ------------   ------------   ------------   -----------
      Total liabilities...............................     2,813,046      3,824,250      4,738,661     3,943,468
                                                        ------------   ------------   ------------   -----------
      Net assets                                        $ 38,999,415   $109,980,126   $ 61,031,954   $61,592,051
                                                        ============   ============   ============   ===========
NET ASSETS WERE COMPOSED OF:
    Shares of beneficial interest at par value of
      $0.001..........................................  $      2,111   $      5,314   $      3,928   $     5,072
    Paid-in capital...................................    55,709,154     98,933,233     80,999,693    49,722,551
                                                        ------------   ------------   ------------   -----------
                                                          55,711,265     98,938,547     81,003,621    49,727,623
    Accumulated undistributed net investment income...            --             --             --            --
    Accumulated undistributed net realized gain (loss)
      on investments..................................   (20,166,519)       320,007    (24,322,469)    6,939,707
    Net unrealized appreciation/depreciation of
      investments.....................................     3,454,669     10,721,572      4,350,802     4,924,721
                                                        ------------   ------------   ------------   -----------
    Net assets                                          $ 38,999,415   $109,980,126   $ 61,031,954   $61,592,051
                                                        ============   ============   ============   ===========
    *   Identified cost:
    Investment securities.............................  $ 34,299,322   $ 93,973,026   $ 53,605,690   $53,713,580
                                                        ============   ============   ============   ===========
    Short-term securities.............................  $  2,388,761   $  4,605,527   $  5,713,587   $ 4,726,741
                                                        ============   ============   ============   ===========

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Statement of Assets and Liabilities - (continued)              November 30, 2005

                                                            SMALL CAP     MICRO CAP      GROWTH        MID CAP
                                                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                           -----------   -----------   -----------   -----------
CLASS Y (UNLIMITED SHARES AUTHORIZED):
    Net assets...........................................  $33,081,681   $94,225,827   $16,106,684   $27,742,786
    Shares of beneficial interest issued and
      outstanding........................................    1,779,334     4,539,321     1,018,291     2,255,549
    Net asset value, offering and redemption price per
      share..............................................  $     18.59   $     20.76   $     15.82   $     12.30
                                                           ===========   ===========   ===========   ===========
CLASS N (UNLIMITED SHARES AUTHORIZED):
    Net assets...........................................  $ 4,186,067   $12,393,437   $42,144,121   $33,849,265
    Shares of beneficial interest issued and
      outstanding........................................      231,650       605,325     2,724,882     2,816,019
    Net asset value, offering and redemption price per
      share..............................................  $     18.07   $     20.47   $     15.47   $     12.02
                                                           ===========   ===========   ===========   ===========
CLASS B* (UNLIMITED SHARES AUTHORIZED):
    Net assets...........................................  $ 1,731,667   $ 3,360,862   $ 2,781,149
    Shares of beneficial interest issued and
      outstanding........................................       99,639       169,130       185,153
    Net asset value, offering and redemption price per
      share share (excluding any applicable contingent
      deferred sales charge).............................  $     17.38   $     19.87   $     15.02
                                                           ===========   ===========   ===========

* Class B shares will convert automatically to Class N shares on the first business day of the month after eight years from the issuance of such shares.

                                               See Notes to Financial Statements
 34

BRAZOS MUTUAL FUNDS

Statement of Operations - For the year ended November 30, 2005

                                                               SMALL CAP      MICRO CAP       GROWTH        MID CAP
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                              ------------   ------------   -----------   -----------
INVESTMENT INCOME:
Income:
  Interest..................................................  $    131,930   $    234,949   $   154,088   $   122,566
  Dividends (net of foreign taxes withheld of $0, $0,
    $1,208, and $1,623, respectively).......................       206,989        183,873       158,216       192,912
                                                              ------------   ------------   -----------   -----------
      Total investment income...............................       338,919        418,822       312,304       315,478
                                                              ------------   ------------   -----------   -----------
Expenses:
  Investment advisory and management fees...................       902,674      1,654,752       464,080       491,216
  Administration fees.......................................        91,785        123,212        64,111        49,647
  Distribution and service maintenance fees - Class N.......        13,050         38,251       136,126       115,628
  Distribution and service maintenance fees - Class B.......        19,293         37,908        29,969            --
  Distribution and service maintenance fees - Class II......        10,604         20,490        10,265            --
  Transfer agent fees and expenses..........................        81,216         96,475        71,077        59,512
  Registration fees.........................................        50,908         51,290        47,022        28,037
  Fund accounting expenses..................................        45,569         50,761        43,720        36,450
  Custodian fees and expenses...............................        32,242         26,676        15,274        16,558
  Audit and tax fees........................................        26,169         35,464        17,356        18,449
  Trustees' fees and expenses...............................        57,393         71,131        29,436        28,216
  Printing expense..........................................        22,700         31,982        11,754        11,896
  Legal fees and expenses...................................        32,607         44,190        19,418        20,645
  Insurance expense.........................................        42,005         43,950        17,439        19,711
  Miscellaneous expenses....................................         2,171          2,895         1,220         1,186
                                                              ------------   ------------   -----------   -----------
      Total expenses........................................     1,430,386      2,329,427       978,267       897,151
      Less: Expenses waived or reimbursed...................      (103,656)      (146,280)      (59,379)           --
                                                              ------------   ------------   -----------   -----------
      Net expenses..........................................     1,326,730      2,183,147       918,888       897,151
                                                              ------------   ------------   -----------   -----------
Net investment loss.........................................      (987,811)    (1,764,325)     (606,584)     (581,673)
                                                              ------------   ------------   -----------   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    28,619,614     23,727,028     9,990,050    10,253,048
Net change in unrealized appreciation/depreciation on
  investments...............................................   (27,049,708)   (20,936,175)   (4,269,948)   (4,589,180)
                                                              ------------   ------------   -----------   -----------
Net realized and unrealized gain on investments.............     1,569,906      2,790,853     5,720,102     5,663,868
                                                              ------------   ------------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $    582,095   $  1,026,528   $ 5,113,518   $ 5,082,195
                                                              ============   ============   ===========   ===========

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Statements of Changes in Net Assets

                                                          SMALL CAP PORTFOLIO            MICRO CAP PORTFOLIO
                                                     -----------------------------   ---------------------------
                                                        FOR THE         FOR THE        FOR THE        FOR THE
                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                     NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                                         2005            2004            2005           2004
                                                     -------------   -------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.............................   $    (987,811)  $  (4,563,745)  $(1,764,325)   $ (2,882,892)
  Net realized gain on investments................      28,619,614      92,436,429    23,727,028      34,734,446
  Net change in unrealized
    appreciation/depreciation on investments......     (27,049,708)   (109,329,707)  (20,936,175)    (28,137,935)
                                                     -------------   -------------   ------------   ------------
  Net increase (decrease) in net assets resulting
    from operations...............................         582,095     (21,457,023)    1,026,528       3,713,619
                                                     -------------   -------------   ------------   ------------
  Net decrease in net assets resulting from
    capital share transactions (Note 5)...........    (149,587,622)   (623,793,112)  (63,226,923)    (76,962,792)
                                                     -------------   -------------   ------------   ------------
Total decrease in net assets......................    (149,005,527)   (645,250,135)  (62,200,395)    (73,249,173)
NET ASSETS:
Beginning of year.................................     188,004,942     833,255,077   172,180,521     245,429,694
                                                     -------------   -------------   ------------   ------------
End of year.......................................   $  38,999,415   $ 188,004,942   $109,980,126   $172,180,521
                                                     =============   =============   ============   ============

                                               See Notes to Financial Statements
 36

BRAZOS MUTUAL FUNDS

                                                       GROWTH PORTFOLIO              MID CAP PORTFOLIO
                                                  ---------------------------   ---------------------------
                                                    FOR THE        FOR THE        FOR THE        FOR THE
                                                   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                  NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                                      2005           2004           2005           2004
                                                  ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss..........................   $  (606,584)   $  (481,225)   $  (581,673)   $   (987,122)
  Net realized gain on investments.............     9,990,050      8,886,531     10,253,048      20,890,364
  Net change in unrealized
    appreciation/depreciation on investments...    (4,269,948)    (6,147,320)    (4,589,180)    (16,773,855)
                                                  ------------   ------------   ------------   ------------
  Net increase in net assets resulting from
    operations.................................     5,113,518      2,257,986      5,082,195       3,129,387
                                                  ------------   ------------   ------------   ------------
  Net decrease in net assets resulting from
    capital share transactions (Note 5)........   (12,364,243)   (16,479,333)   (19,678,001)    (82,436,270)
                                                  ------------   ------------   ------------   ------------
Total decrease in net assets...................    (7,250,725)   (14,221,347)   (14,595,806)    (79,306,883)
NET ASSETS:
Beginning of year..............................    68,282,679     82,504,026     76,187,857     155,494,740
                                                  ------------   ------------   ------------   ------------
End of year....................................   $61,031,954    $68,282,679    $61,592,051    $ 76,187,857
                                                  ============   ============   ============   ============

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Financial Highlights

                              SMALL CAP PORTFOLIO

                                              NET
                                             GAIN
                                           (LOSS) ON
                                            INVEST-                                                   NET
                      NET                    MENTS       TOTAL      DIVIDENDS   DISTRI-              ASSET                  NET
                     ASSET        NET      (REALIZED      FROM      FROM NET    BUTIONS             VALUE,                 ASSETS
                    VALUE,      INVEST-       AND       INVEST-      INVEST-     FROM      TOTAL      END                  END OF
      YEAR         BEGINNING     MENT       UNREAL-       MENT        MENT      CAPITAL   DISTRI-     OF        TOTAL       YEAR
      ENDED         OF YEAR     LOSS(1)      IZED)     OPERATIONS    INCOME      GAINS    BUTIONS    YEAR     RETURN(2)   (000'S)
-----------------  ---------   ---------   ---------   ----------   ---------   -------   -------   -------   ---------   --------
                                                             CLASS Y
11/30/2001.......   $19.26      $(0.08)     $(0.97)      $(1.05)       $--      $(0.62)   $(0.62)   $17.59      (5.97)%   $852,689
11/30/2002.......    17.59       (0.12)      (4.20)       (4.32)        --          --        --     13.27     (24.56)     730,498
11/30/2003.......    13.27       (0.12)       4.04         3.92         --          --        --     17.19      29.54      809,795
11/30/2004.......    17.19       (0.17)       0.65         0.48         --          --        --     17.67       2.79      179,459
11/30/2005.......    17.67       (0.16)       1.08         0.92         --          --        --     18.59       5.21       33,082
                                                            CLASS N(4)
11/30/2001.......   $19.09      $(0.20)     $(0.94)      $(1.14)       $--      $(0.62)   $(0.62)   $17.33      (6.51)%   $ 50,417
11/30/2002.......    17.33       (0.22)      (4.09)       (4.31)        --          --        --     13.02     (24.87)       7,177
11/30/2003.......    13.02       (0.16)       3.94         3.78         --          --        --     16.80      29.03       16,979
11/30/2004.......    16.80       (0.21)       0.64         0.43         --          --        --     17.23       2.56        3,980
11/30/2005.......    17.23       (0.21)       1.05         0.84         --          --        --     18.07       4.88        4,186
                                                             CLASS B
11/30/2001.......   $18.94      $(0.30)     $(0.93)      $(1.23)       $--      $(0.62)   $(0.62)   $17.09      (7.05)%   $  4,935
11/30/2002.......    17.09       (0.31)      (4.03)       (4.34)        --          --        --     12.75     (25.39)       3,478
11/30/2003.......    12.75       (0.24)       3.86         3.62         --          --        --     16.37      28.39        3,227
11/30/2004.......    16.37       (0.31)       0.62         0.31         --          --        --     16.68       1.89        2,416
11/30/2005.......    16.68       (0.31)       1.01         0.70         --          --        --     17.38       4.20        1,731


                     RATIO
                    OF NET       RATIO
                   EXPENSES      OF NET
                      TO       INVESTMENT
                    AVERAGE     LOSS TO
      YEAR            NET       AVERAGE      PORTFOLIO
      ENDED        ASSETS(3)   NET ASSETS   TURNOVER(5)
-----------------  ---------   ----------   -----------
                                 CLASS Y
11/30/2001.......    1.05%       (0.44)%         75%
11/30/2002.......    1.03        (0.75)         116
11/30/2003.......    1.11        (0.84)         161
11/30/2004.......    1.17        (1.01)         225
11/30/2005.......    1.28        (0.95)         186
                                CLASS N(4)
11/30/2001.......    1.61%       (1.05)%         75%
11/30/2002.......    1.63        (1.34)         116
11/30/2003.......    1.41        (1.14)         161
11/30/2004.......    1.47        (1.31)         225
11/30/2005.......    1.58        (1.25)         186
                                 CLASS B
11/30/2001.......    2.30%       (1.72)%         75%
11/30/2002.......    2.26        (1.99)         116
11/30/2003.......    2.06        (1.79)         161
11/30/2004.......    2.12        (1.96)         225
11/30/2005.......    2.23        (1.90)         186

------------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                       11/30/2001   11/30/2002   11/30/2003   11/30/2004   11/30/2005
                                                       ----------   ----------   ----------   ----------   ----------
Small Cap Portfolio Class Y..........................     1.05%        1.03%        1.11%        1.17%        1.38%
Small Cap Portfolio Class N..........................     1.71         1.64         1.41         1.52         1.73
Small Cap Portfolio Class B..........................     2.83         2.38         2.06         2.17         2.28

(4) Formerly Class A shares.
(5) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                                               See Notes to Financial Statements
 38

BRAZOS MUTUAL FUNDS

                              MICRO CAP PORTFOLIO

                                            NET
                                           GAIN
                                         (LOSS) ON
                                          INVEST-                                                   NET
                      NET                  MENTS       TOTAL      DIVIDENDS   DISTRI-              ASSET                  NET
                     ASSET       NET     (REALIZED      FROM      FROM NET    BUTIONS             VALUE,                 ASSETS
                    VALUE,     INVEST-      AND       INVEST-      INVEST-     FROM      TOTAL      END                  END OF
     PERIOD        BEGINNING    MENT      UNREAL-       MENT        MENT      CAPITAL   DISTRI-     OF        TOTAL      PERIOD
      ENDED        OF PERIOD   LOSS(1)     IZED)     OPERATIONS    INCOME      GAINS    BUTIONS   PERIOD    RETURN(2)   (000'S)
-----------------  ---------   -------   ---------   ----------   ---------   -------   -------   -------   ---------   --------
                                                            CLASS Y
11/30/2001.......   $19.47     $(0.16)    $ 0.62       $ 0.46        $--      $(2.00)   $(2.00)   $17.93       1.86%    $259,632
11/30/2002.......    17.93     (0.20)      (5.62)       (5.82)        --          --        --     12.11     (32.46)     181,603
11/30/2003.......    12.11     (0.18)       7.15         6.97         --          --        --     19.08      57.56      223,006
11/30/2004.......    19.08     (0.25)       1.44         1.19         --          --        --     20.27       6.24      155,302
11/30/2005.......    20.27     (0.24)       0.73         0.49         --          --        --     20.76       2.42       94,226
                                                           CLASS N(6)
5/1/01 -
 11/30/01(3).....   $19.51     $(0.15)    $(1.48)      $(1.63)       $--      $   --    $   --    $17.88      (8.35)%   $ 22,357
11/30/2002.......    17.88     (0.28)      (5.53)       (5.81)        --          --        --     12.07     (32.49)       8,373
11/30/2003.......    12.07     (0.23)       7.11         6.88         --          --        --     18.95      57.00       11,689
11/30/2004.......    18.95     (0.30)       1.41         1.11         --          --        --     20.06       5.86        8,686
11/30/2005.......    20.06     (0.30)       0.71         0.41         --          --        --     20.47       2.04       12,393
                                                            CLASS B
5/1/01 -
 11/30/01(3).....   $19.51     $(0.22)    $(1.48)      $(1.70)       $--      $   --    $   --    $17.81      (8.71)%   $ 12,609
11/30/2002.......    17.81     (0.38)      (5.50)       (5.88)        --          --        --     11.93     (33.02)       4,465
11/30/2003.......    11.93     (0.31)       7.00         6.69         --          --        --     18.62      56.08        5,361
11/30/2004.......    18.62     (0.41)       1.38         0.97         --          --        --     19.59       5.21        4,453
11/30/2005.......    19.59     (0.41)       0.69         0.28         --          --        --     19.87       1.43        3,361


                     RATIO
                    OF NET       RATIO
                   EXPENSES      OF NET
                      TO       INVESTMENT
                    AVERAGE     LOSS TO
     PERIOD           NET       AVERAGE      PORTFOLIO
      ENDED        ASSETS(5)   NET ASSETS   TURNOVER(7)
-----------------  ---------   ----------   -----------
                                 CLASS Y
11/30/2001.......    1.42%       (0.92)%         71%
11/30/2002.......    1.42        (1.23)         134
11/30/2003.......    1.48        (1.30)         155
11/30/2004.......    1.52        (1.36)         220
11/30/2005.......    1.52        (1.22)         197
                                CLASS N(6)
5/1/01 -
 11/30/01(3).....    1.90%(4)    (1.52)%(4)      71%
11/30/2002.......    1.90        (1.71)         134
11/30/2003.......    1.78        (1.60)         155
11/30/2004.......    1.82        (1.66)         220
11/30/2005.......    1.82        (1.52)         197
                                 CLASS B
5/1/01 -
 11/30/01(3).....    2.55%(4)    (2.17)%(4)      71%
11/30/2002.......    2.55        (2.36)         134
11/30/2003.......    2.43        (2.25)         155
11/30/2004.......    2.47        (2.31)         220
11/30/2005.......    2.47        (2.17)         197

------------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Commencement of sale of respective class of shares.
(4) Annualized.
(5) Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursement, as follows:

                                                       11/30/2001   11/30/2002   11/30/2003   11/30/2004   11/30/2005
                                                       ----------   ----------   ----------   ----------   ----------
Micro Cap Portfolio Class Y..........................     1.42%        1.42%        1.51%        1.52%        1.62%
Micro Cap Portfolio Class N..........................     2.48(4)      2.14         1.81         1.87         1.97
Micro Cap Portfolio Class B..........................     3.28(4)      2.75         2.46         2.52         2.62

(6) Formerly Class A shares.
(7) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

                                GROWTH PORTFOLIO

                                            NET
                                           GAIN
                                         (LOSS) ON
                                          INVEST-                                                   NET                    NET
                                           MENTS       TOTAL      DIVIDENDS   DISTRI-              ASSET                 ASSETS
                   NET ASSET     NET     (REALIZED      FROM      FROM NET    BUTIONS              VALUE,                  END
                    VALUE,     INVEST-      AND       INVEST-      INVEST-     FROM      TOTAL      END                    OF
     PERIOD        BEGINNING    MENT      UNREAL-       MENT        MENT      CAPITAL   DISTRI-      OF        TOTAL     PERIOD
      ENDED        OF PERIOD   LOSS(1)     IZED)     OPERATIONS    INCOME      GAINS    BUTIONS    PERIOD    RETURN(2)   (000'S)
-----------------  ---------   -------   ---------   ----------   ---------   -------   -------   --------   ---------   -------
                                                            CLASS Y
11/30/2001.......   $16.96     $(0.06)    $(0.95)      $(1.01)       $--      $(0.49)   $(0.49)    $15.46      (6.41)%   $61,991
11/30/2002.......    15.46     (0.07)      (4.39)       (4.46)        --          --        --      11.00     (28.85)     71,316
11/30/2003.......    11.00     (0.09)       2.95         2.86         --          --        --      13.86      26.00      36,554
11/30/2004.......    13.86     (0.05)       0.65         0.60         --          --        --      14.46       4.33      24,563
11/30/2005.......    14.46     (0.10)       1.46         1.36         --          --        --      15.82       9.41      16,107
                                                           CLASS N(6)
11/30/2001.......   $16.90     $(0.12)    $(0.94)      $(1.06)       $--      $(0.49)   $(0.49)    $15.35      (6.74)%   $32,571
11/30/2002.......    15.35     (0.14)      (4.34)       (4.48)        --          --        --      10.87     (29.19)     32,270
11/30/2003.......    10.87     (0.12)       2.90         2.78         --          --        --      13.65      25.57      37,824
11/30/2004.......    13.65     (0.10)       0.64         0.54         --          --        --      14.19       3.96      38,214
11/30/2005.......    14.19     (0.15)       1.43         1.28         --          --        --      15.47       9.02      42,144
                                                            CLASS B
5/1/01 -
 11/30/01(3).....   $16.82     $(0.11)    $(1.43)      $(1.54)       $--      $   --    $   --     $15.28      (9.16)%   $ 6,396
11/30/2002.......    15.28     (0.23)      (4.29)       (4.52)        --          --        --      10.76     (29.58)      5,589
11/30/2003.......    10.76     (0.20)       2.88         2.68         --          --        --      13.44      24.91       4,902
11/30/2004.......    13.44     (0.19)       0.62         0.43         --          --        --      13.87       3.20       3,541
11/30/2005.......    13.87     (0.24)       1.39         1.15         --          --        --      15.02       8.29       2,781


                     RATIO
                    OF NET      RATIO OF
                   EXPENSES       NET
                      TO       INVESTMENT
                    AVERAGE     LOSS TO
     PERIOD           NET       AVERAGE      PORTFOLIO
      ENDED        ASSETS(5)   NET ASSETS   TURNOVER(8)
-----------------  ---------   ----------   -----------
                                 CLASS Y
11/30/2001.......     1.12%      (0.36)%        122%
11/30/2002.......     1.04       (0.50)         158
11/30/2003.......     1.09       (0.73)         178
11/30/2004.......     1.20       (0.40)         274
11/30/2005.......     1.20       (0.70)         295
                                CLASS N(6)
11/30/2001.......     1.52%      (0.73)%        122%
11/30/2002.......     1.54       (1.01)         158
11/30/2003.......     1.44       (1.08)         178
11/30/2004.......     1.55       (0.75)         274
11/30/2005.......     1.55       (1.05)         295
                                 CLASS B
5/1/01 -
 11/30/01(3).....     2.19%(4)   (1.40)%(4)     122%
11/30/2002.......     2.19       (1.66)         158
11/30/2003.......     2.09       (1.73)         178
11/30/2004.......     2.20       (1.40)         274
11/30/2005.......     2.20       (1.70)         295

------------------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Commencement of sale of respective class of shares.
(4) Annualized.
(5) Ratio presented above represents expenses including recovery or net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                       11/30/2001   11/30/2002   11/30/2003   11/30/2004   11/30/2005
                                                       ----------   ----------   ----------   ----------   ----------
Growth Portfolio Class Y.............................     1.12%        1.04%        1.14%        1.19%        1.30%
Growth Portfolio Class N.............................     1.68         1.57         1.49         1.54         1.65
Growth Portfolio Class B.............................     4.00(4)      2.37         2.14         2.19         2.30

(6) Formerly Class A shares.
(7) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                                               See Notes to Financial Statements
 40

BRAZOS MUTUAL FUNDS

                               MID CAP PORTFOLIO

                                             NET
                                            GAIN
                                          (LOSS) ON
                                           INVEST-                                                     NET
                     NET                    MENTS       TOTAL      DIVIDENDS   DISTRI-                ASSET
                    ASSET        NET      (REALIZED      FROM      FROM NET    BUTIONS                VALUE,
                   VALUE,      INVEST-       AND       INVEST-      INVEST-      FROM      TOTAL       END
     PERIOD       BEGINNING     MENT       UNREAL-       MENT        MENT      CAPITAL    DISTRI-       OF        TOTAL
     ENDED        OF PERIOD    LOSS(1)      IZED)     OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD    RETURN(3)
----------------  ---------   ---------   ---------   ----------   ---------   --------   -------    --------   ---------
                                                         CLASS Y
11/30/2001......   $11.46      $(0.07)     $(0.41)      $(0.48)       $--       $(0.25)   $(0.25)     $10.73      (4.52)%
11/30/2002......    10.73       (0.07)      (2.10)       (2.17)        --           --        --        8.56     (20.22)
11/30/2003......     8.56       (0.07)       2.23         2.16         --           --        --       10.72      25.23
11/30/2004......    10.72       (0.07)       0.69         0.62         --           --        --       11.34       5.78
11/30/2005......    11.34       (0.08)       1.04         0.96         --           --        --       12.30       8.47
                                                       CLASS N(7)
11/30/2001......   $11.43      $(0.13)     $(0.38)      $(0.51)       $--       $(0.25)   $(0.25)     $10.67      (4.80)%
11/30/2002......    10.67       (0.12)      (2.10)       (2.22)        --           --        --        8.45     (20.81)
11/30/2003......     8.45       (0.10)       2.19         2.09         --           --        --       10.54      24.73
11/30/2004......    10.54       (0.11)       0.69         0.58         --           --        --       11.12       5.50
11/30/2005......    11.12       (0.12)       1.02         0.90         --           --        --       12.02       8.09


                               RATIO
                              OF NET       RATIO
                    NET      EXPENSES      OF NET
                   ASSETS       TO       INVESTMENT
                   END OF     AVERAGE     LOSS TO
     PERIOD        PERIOD       NET       AVERAGE      PORTFOLIO
     ENDED        (000'S)    ASSETS(6)   NET ASSETS   TURNOVER(8)
----------------  --------   ---------   ----------   -----------
                                      CLASS Y
11/30/2001......  $ 61,317     1.18%       (0.66)%        113%
11/30/2002......    88,196     1.04        (0.75)         108
11/30/2003......   124,465     1.01        (0.72)         172
11/30/2004......    43,962     1.03        (0.66)         250
11/30/2005......    27,743     1.19        (0.71)         272
                                    CLASS N(7)
11/30/2001......  $  1,093     1.54%       (1.07)%        113%
11/30/2002......    26,799     1.52        (1.22)         108
11/30/2003......    31,030     1.36        (1.07)         172
11/30/2004......    32,226     1.38        (1.01)         250
11/30/2005......    33,849     1.54        (1.06)         272

------------------

(1) Calculated based upon average shares outstanding.
(2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.
(3) Total return is not annualized and does not reflect sales load.
(5) Annualized.
(6) Ratio presented above represents expenses including recovery or net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                       11/30/2001   11/30/2002   11/30/2003   11/30/2004   11/30/2005
                                                       ----------   ----------   ----------   ----------   ----------
Mid Cap Portfolio Class Y............................     1.21%        1.04%        1.01%        1.03%        1.19%
Mid Cap Portfolio Class N............................     3.46         1.55         1.36         1.38         1.54

(7) Formerly Class A shares.
(8) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Notes to Financial Statements                                  November 30, 2005

1. DESCRIPTION OF THE FUND. Brazos Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Delaware statutory trust. The Trust's Declaration of Trust, as amended, permits the Trustees to establish separate series or "Portfolios," each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Trust are currently divided into four Portfolios, the Brazos Small Cap Portfolio ("Small Cap Portfolio"), the Brazos Micro Cap Portfolio ("Micro Cap Portfolio"), the Brazos Growth Portfolio ("Growth Portfolio", formerly the Multi Cap Portfolio), and the Brazos Mid Cap Portfolio ("Mid Cap Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"). The investment objective and principal strategy for each Portfolio is as follows:

SMALL CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization companies.

MICRO CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in micro capitalization companies.

GROWTH PORTFOLIO seeks to provide maximum capital growth, consistent with reasonable risk to principal, by investing primarily in equity securities. Effective as of January 26, 2004, the name of the Multi Cap Portfolio was changed to the Growth Portfolio.

MID CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid capitalization companies.

The Portfolios each have three classes of shares, with the exception of the Mid Cap Portfolio, which only offers Class N (formerly Class A) and Class Y shares. The expense structure for each class is as follows:

Class N (formerly
Class A) shares -    Offered at net asset value per share. Prior to November 25,
                     2002, the former Class A shares were offered at a net asset value per share plus an initial sales charge and/or a contingent deferred sales charge ("CDSC"). This initial sales charge does not apply to new sales of Class N shares on or after November 25, 2002. Certain Class N shares originally purchased as Class A shares or Class B shares of the Mid Cap Portfolio, may still be subject to a CDSC.

Class B shares -     Offered at net asset value per share without an initial
                     sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class N shares on the first business day of the month after eight years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class N shares. Effective
                     August 20, 2002, Class B shares of the Small Cap Portfolio,
                     Micro Cap Portfolio

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2005

                     and the Growth Portfolio were closed to all new purchases except through dividend reinvestment.

Class Y shares -     Offered at net asset value per share exclusively for
                     institutional investors.

Each share of a particular class within each portfolio bears the same voting, dividend, liquidation and other rights and conditions. Class N and Class B shares each make distribution and account maintenance and service fee payments under the distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act, except that Class B shares are subject to higher distribution fee rates.

Effective November 25, 2002, all outstanding Class A shares were redesignated as "Class N" shares and the front-end and contingent deferred sales loads were eliminated for all new sales of Class N shares.

Effective November 25, 2002, all outstanding Class B shares of the Mid Cap Portfolio were redesignated as "Class N" shares and the contingent deferred sales loads were eliminated for all new sales of Class N shares.

The Adviser has contractually agreed to cap the annual net expense rate for the Portfolios through November 30, 2006. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust. The annual net expense ratio for each class of each Portfolio is:

Portfolio                                                     Class N    Class B    Class Y
---------                                                     -------    -------    -------
Small Cap.................................................     1.65%      2.30%      1.35%
Micro Cap.................................................     1.90%      2.55%      1.60%
Growth....................................................     1.55%      2.20%      1.20%
Mid Cap...................................................     1.55%      2.20%      1.20%

The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio's expenses and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. Each Portfolio's securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price or official closing price as market value. For non-Nasdaq listed securities, the Portfolios use the same price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, the Portfolios use the Nasdaq official closing price. Unlisted securities and listed securities which have not been traded on the valuation date are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available or are not reliable, fair value will be used to value the Portfolios. Short-term investments with remaining maturities of 60 days or less are valued at

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2005

amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.

Repurchase Agreements. The Portfolios may invest in one or more repurchase agreements. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the purchase price. For repurchase agreements maturing in more than one year, the collateral must equal at least 102% of the purchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is recorded.

The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

Investment Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Portfolios based upon their relative net asset values or other appropriate allocation methods.

Distributions to Shareholders. Each Portfolio will distribute annually to shareholders substantially all of its net investment income. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2005

and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Guarantees and indemnifications. In the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims against the Portfolios that have not yet occurred. Based on experience the Portfolios expect the risk of loss to be remote.

3. INVESTMENT SECURITIES. The aggregate purchases and sales of long-term securities for the year ended November 30, 2005 were as follows:

                                                           Purchases         Sales
                                                          ------------    ------------
Small Cap Portfolio...................................    $178,103,344    $328,818,861
Micro Cap Portfolio...................................     256,314,110     324,240,534
Growth Portfolio......................................     166,244,284     181,630,548
Mid Cap Portfolio.....................................     165,814,890     187,797,209

The Portfolios did not invest in U.S. government securities.

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Trust, on behalf of each Portfolio, employs Brazos Capital Management (the "Adviser") (formerly John McStay Investment Counsel L.P.), an investment counseling firm founded in 1983, to furnish investment advisory and other services to the Trust and each Portfolio. On April 19, 1999 the Adviser became an indirect majority owned subsidiary of the American International Group. Under Investment Advisory Agreements with the Trust, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Trust's Board of Trustees. For its services under the Advisory Agreements, the Portfolios contractually agreed to pay the Adviser a monthly fee at the annual rate of 0.90%, 1.20%, 0.75% and 0.75% of the average daily net assets of the Small Cap Portfolio, Micro Cap Portfolio, Growth Portfolio and Mid Cap Portfolio, respectively. Effective December 1, 2004, the Adviser agreed to temporarily reduce management fees for the Small Cap Portfolio and Micro Cap Portfolio by 10 basis points. During the fiscal year ended November 30, 2005, these waivers amounted to $100,297 and $137,896 for the Small Cap Portfolio and Micro Cap Portfolio, respectively.

Additionally, for the year ended November 30, 2005, the Adviser contractually reimbursed certain operating expenses of the Growth Portfolio in the amount of $59,379 and voluntarily reimbursed certain operating expenses of the Small Cap Portfolio and Micro Cap Portfolio in the amounts of $3,359 and $8,384, respectively.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2005

The Trust, on behalf of each Portfolio, entered into a Distribution Agreement with Quasar Distributors, LLC ("Quasar"), an affiliate of the Administrator. A Distribution Plan for each class of shares of a Portfolio has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of Class N and Class B have adopted Distribution Plans hereinafter referred to as the "Class N Plan" and "Class B Plan".

Under the Class N Plan and Class B Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance.

     Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration                                      Micro Cap Portfolio    Growth Portfolio
------------------                                      -------------------    ----------------
November 30, 2006...................................          $47,198              $33,373
November 30, 2008...................................          $    --              $59,379

The Trust, on behalf of each Portfolio, entered into a Transfer Agent Servicing Agreement with USBFS.

5. TRUST SHARES. At November 30, 2005, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Portfolio.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2005

                                                         Small Cap Portfolio
                          ---------------------------------------------------------------------------------
                                                  Class Y                                   Class N
                          --------------------------------------------------------   ----------------------
                              For the year ended           For the year ended          For the year ended
                              November 30, 2005             November 30, 2004          November 30, 2005
                          --------------------------   ---------------------------   ----------------------
                            Shares        Amount         Shares         Amount        Shares      Amount
                          ----------   -------------   -----------   -------------   --------   -----------
Shares sold.............  496,921...   $   8,595,379     4,411,082   $  74,981,477     19,994   $   338,389
Shares issued in
 connection with the
 redesignation of the
 Class II assets........          --              --            --              --     84,964     1,486,868
Shares redeemed.........  (8,872,780)   (155,346,756)  (41,370,487)   (684,682,044)  (104,320)   (1,780,189)
                          ----------   -------------   -----------   -------------   --------   -----------
Net decrease............  (8,375,859)  $(146,751,377)  (36,959,405)  $(609,700,567)       638   $    45,068
                                       =============                 =============              ===========
Beginning Shares........  10,155,193..                  47,114,598                    231,012
                          ----------                   -----------                   --------
Ending Shares...........  1,779,334..                   10,155,193                    231,650
                          ==========                   ===========                   ========

                             Small Cap Portfolio
                          -------------------------
                                   Class N
                          -------------------------
                             For the year ended
                              November 30, 2004
                          -------------------------
                            Shares        Amount
                          ----------   ------------
Shares sold.............     382,058   $  6,142,531
Shares issued in
 connection with the
 redesignation of the
 Class II assets........          --             --
Shares redeemed.........  (1,161,532)   (18,341,159)
                          ----------   ------------
Net decrease............    (779,474)  $(12,198,628)
                                       ============
Beginning Shares........   1,010,486
                          ----------
Ending Shares...........     231,012
                          ==========

                                                         Small Cap Portfolio
                          ---------------------------------------------------------------------------------
                                                  Class B                                  Class II*
                          --------------------------------------------------------   ----------------------
                              For the year ended           For the year ended          For the year ended
                              November 30, 2005             November 30, 2004          November 30, 2005
                          --------------------------   ---------------------------   ----------------------
                            Shares        Amount         Shares         Amount        Shares      Amount
                          ----------   -------------   -----------   -------------   --------   -----------
Shares sold.............          --   $          --            --                         --   $        --
Shares redeemed in
 connection with the
 redesignation of the
 Class II assets........          --              --            --              --    (88,331)   (1,486,868)
Shares redeemed.........     (45,229)       (736,108)      (52,250)       (828,989)   (40,846)     (658,337)
                          ----------   -------------   -----------   -------------   --------   -----------
Net decrease............     (45,229)  $    (736,108)      (52,250)  $    (828,989)  (129,177)  $(2,145,205)
                                       =============                 =============              ===========
Beginning Shares........     144,868                       197,118                    129,177
                          ----------                   -----------                   --------
Ending Shares...........      99,639                       144,868                         --
                          ==========                   ===========                   ========

                             Small Cap Portfolio
                          -------------------------
                                  Class II*
                          -------------------------
                             For the year ended
                              November 30, 2004
                          -------------------------
                            Shares        Amount
                          ----------   ------------
Shares sold.............          --
Shares redeemed in
 connection with the
 redesignation of the
 Class II assets........          --             --
Shares redeemed.........     (69,938)    (1,064,928)
                          ----------   ------------
Net decrease............     (69,938)  $ (1,064,928)
                                       ============
Beginning Shares........     199,115
                          ----------
Ending Shares...........     129,177
                          ==========

                                              Micro Cap Portfolio
                             ------------------------------------------------------
                                                    Class Y
                             ------------------------------------------------------
                                For the year ended           For the year ended
                                 November 30, 2005           November 30, 2004
                             -------------------------   --------------------------
                               Shares        Amount        Shares        Amount
                             ----------   ------------   ----------   -------------
Shares sold................     651,667   $ 13,122,712    3,099,580   $  58,779,571
Shares issued in
 connection with the
 redesignation of the
 Class II assets...........          --             --           --              --
Shares redeemed............  (3,772,459)   (74,946,230)  (7,126,242)   (129,394,257)
                             ----------   ------------   ----------   -------------
Net decrease...............  (3,120,792)  $(61,823,518)  (4,026,662)  $ (70,614,686)
                                          ============                =============
Beginning Shares...........   7,660,113                  11,686,775
                             ----------                  ----------
Ending Shares..............   4,539,321                   7,660,113
                             ==========                  ==========

                                            Micro Cap Portfolio
                             -------------------------------------------------
                                                  Class N
                             -------------------------------------------------
                               For the year ended        For the year ended
                                November 30, 2005         November 30, 2004
                             -----------------------   -----------------------
                              Shares       Amount       Shares       Amount
                             ---------   -----------   ---------   -----------
Shares sold................    269,193   $ 5,285,241     197,090   $ 3,604,570
Shares issued in
 connection with the
 redesignation of the
 Class II assets...........    139,502     2,830,489          --            --
Shares redeemed............   (236,425)   (4,673,890)   (380,958)   (7,083,242)
                             ---------   -----------   ---------   -----------
Net decrease...............    172,270   $ 3,441,840    (183,868)  $(3,478,672)
                                         ===========               ===========
Beginning Shares...........    433,055                   616,923
                             ---------                 ---------
Ending Shares..............    605,325                   433,055
                             =========                 =========

* Class II shares were redesignated as Class N shares on July 22, 2005.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2005

                                                           Micro Cap Portfolio
                             --------------------------------------------------------------------------------
                                                    Class B                                  Class II*
                             ------------------------------------------------------   -----------------------
                                For the year ended           For the year ended         For the year ended
                                 November 30, 2005           November 30, 2004           November 30, 2005
                             -------------------------   --------------------------   -----------------------
                               Shares        Amount        Shares        Amount        Shares       Amount
                             ----------   ------------   ----------   -------------   ---------   -----------
Shares sold................         107   $      2,000           --   $          --          --   $        --
Shares redeemed in
 connection with the
 redesignation of the Class
 II assets.................          --             --           --              --    (143,432)   (2,830,489)
Shares redeemed............     (58,232)    (1,121,765)     (60,669)     (1,096,820)    (47,432)     (894,991)
                             ----------   ------------   ----------   -------------   ---------   -----------
Net decrease...............     (58,125)  $ (1,119,765)     (60,669)  $  (1,096,820)   (190,864)  $(3,725,480)
                                          ============                =============               ===========
Beginning Shares...........     227,255                     287,924                     190,864
                             ----------                  ----------                   ---------
Ending Shares..............     169,130                     227,255                          --
                             ==========                  ==========                   =========

                               Micro Cap Portfolio
                             -----------------------
                                    Class II*
                             -----------------------
                               For the year ended
                                November 30, 2004
                             -----------------------
                              Shares       Amount
                             ---------   -----------
Shares sold................         --   $        --
Shares redeemed in
 connection with the
 redesignation of the Class
 II assets.................         --            --
Shares redeemed............    (97,778)   (1,772,614)
                             ---------   -----------
Net decrease...............    (97,778)  $(1,772,614)
                                         ===========
Beginning Shares...........    288,642
                             ---------
Ending Shares..............    190,864
                             =========

                                                             Growth Portfolio
                             --------------------------------------------------------------------------------
                                                    Class Y                                   Class N
                             ------------------------------------------------------   -----------------------
                                For the year ended           For the year ended         For the year ended
                                 November 30, 2005           November 30, 2004           November 30, 2005
                             -------------------------   --------------------------   -----------------------
                               Shares        Amount        Shares        Amount        Shares       Amount
                             ----------   ------------   ----------   -------------   ---------   -----------
Shares sold................      24,074   $    363,719       34,936   $     485,961      23,842   $   347,967
Shares issued in
 connection with the
 redesignation of the
 Class II assets...........          --             --           --              --      94,580     1,401,679
Shares redeemed............    (704,534)   (10,225,006)    (973,384)    (13,201,405)    (87,080)   (1,252,287)
                             ----------   ------------   ----------   -------------   ---------   -----------
Net decrease...............    (680,460)  $ (9,861,287)    (938,448)  $ (12,715,444)     31,342   $   497,359
                                          ============                =============               ===========
Beginning Shares...........   1,698,751                   2,637,199                   2,693,540
                             ----------                  ----------                   ---------
Ending Shares..............   1,018,291                   1,698,751                   2,724,882
                             ==========                  ==========                   =========

                                Growth Portfolio
                             -----------------------
                                     Class N
                             -----------------------
                               For the year ended
                                November 30, 2004
                             -----------------------
                              Shares       Amount
                             ---------   -----------
Shares sold................     23,741   $   319,437
Shares issued in
 connection with the
 redesignation of the
 Class II assets...........         --            --
Shares redeemed............   (101,658)   (1,358,633)
                             ---------   -----------
Net decrease...............    (77,917)  $(1,039,196)
                                         ===========
Beginning Shares...........  2,771,457
                             ---------
Ending Shares..............  2,693,540
                             =========

                                                             Growth Portfolio
                             --------------------------------------------------------------------------------
                                                    Class B                                  Class II*
                             ------------------------------------------------------   -----------------------
                                For the year ended           For the year ended         For the year ended
                                 November 30, 2005           November 30, 2004           November 30, 2005
                             -------------------------   --------------------------   -----------------------
                               Shares        Amount        Shares        Amount        Shares       Amount
                             ----------   ------------   ----------   -------------   ---------   -----------
Shares sold................           8   $        100           --   $          --          --   $        --
Shares redeemed in
 connection with the
 redesignation of the Class
 II assets.................          --             --           --              --     (97,114)   (1,401,679)
Shares redeemed............     (70,163)      (982,302)    (109,555)     (1,430,638)    (44,508)     (616,434)
                             ----------   ------------   ----------   -------------   ---------   -----------
Net decrease...............     (70,155)  $   (982,202)    (109,555)  $  (1,430,638)   (141,622)  $(2,018,113)
                                          ============                =============               ===========
Beginning Shares...........     255,308                     364,863                     141,622
                             ----------                  ----------                   ---------
Ending Shares..............     185,153                     255,308                          --
                             ==========                  ==========                   =========

                                Growth Portfolio
                             -----------------------
                                    Class II*
                             -----------------------
                               For the year ended
                                November 30, 2004
                             -----------------------
                              Shares       Amount
                             ---------   -----------
Shares sold................         --   $        --
Shares redeemed in
 connection with the
 redesignation of the Class
 II assets.................         --            --
Shares redeemed............    (98,353)   (1,294,055)
                             ---------   -----------
Net decrease...............    (98,353)  $(1,294,055)
                                         ===========
Beginning Shares...........    239,975
                             ---------
Ending Shares..............    141,622
                             =========

* Class II shares were redesignated as Class N shares on July 22, 2005.
 48

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2005

                                                            Mid Cap Portfolio
                             --------------------------------------------------------------------------------
                                                    Class Y                                   Class N
                             ------------------------------------------------------   -----------------------
                                For the year ended           For the year ended         For the year ended
                                 November 30, 2005           November 30, 2004            November, 2005
                             -------------------------   --------------------------   -----------------------
                               Shares        Amount        Shares        Amount        Shares       Amount
                             ----------   ------------   ----------   -------------   ---------   -----------
Shares sold................      27,748   $    321,377      978,243   $  10,417,729      98,306   $ 1,088,513
Shares redeemed............  (1,648,237)   (18,962,208)  (8,717,444)    (92,379,639)   (179,447)   (2,125,683)
                             ----------   ------------   ----------   -------------   ---------   -----------
Net increase (decrease)....  (1,620,489)  $(18,640,831)  (7,739,201)  $ (81,961,910)    (81,141)  $(1,037,170)
                                          ============                =============               ===========
Beginning Shares...........   3,876,038                  11,615,239                   2,897,160
                             ----------                  ----------                   ---------
Ending Shares..............   2,255,549                   3,876,038                   2,816,019
                             ==========                  ==========                   =========

                                Mid Cap Portfolio
                             -----------------------
                                     Class N
                             -----------------------
                               For the year ended
                                November 30, 2004
                             -----------------------
                              Shares       Amount
                             ---------   -----------
Shares sold................     59,183   $   620,192
Shares redeemed............   (104,757)   (1,094,552)
                             ---------   -----------
Net increase (decrease)....    (45,574)  $  (474,360)
                                         ===========
Beginning Shares...........  2,942,734
                             ---------
Ending Shares..............  2,897,160
                             =========

6. INCOME TAX INFORMATION. At November 30, 2005, accumulated earnings/(losses) on a tax basis were as follows:

                                                                 Small Cap       Micro Cap        Growth         Mid Cap
                                                                 Portfolio       Portfolio      Portfolio       Portfolio
                                                                ------------    -----------    ------------    -----------
Cost of Investments.........................................    $ 37,003,357    $99,005,096    $ 59,598,568    $58,676,492
                                                                ============    ===========    ============    ===========
Gross unrealized appreciation...............................       4,378,335     12,327,834       4,912,852      5,419,326
Gross unrealized depreciation...............................      (1,238,940)    (2,032,805)       (841,341)      (730,776)
                                                                ------------    -----------    ------------    -----------
Net unrealized appreciation/(depreciation)..................    $  3,139,395    $10,295,029    $  4,071,511    $ 4,688,550
                                                                ============    ===========    ============    ===========
Undistributed ordinary income...............................              --             --              --      5,523,912
Undistributed long-term capital gain........................              --        746,550              --      1,651,966
                                                                ------------    -----------    ------------    -----------
Total distributable earnings................................    $         --    $   746,550    $         --    $ 7,175,878
                                                                ============    ===========    ============    ===========
Other accumulated gains (losses)............................    $(19,851,245)   $        --    $(24,043,178)   $        --
                                                                ============    ===========    ============    ===========
Total accumulated earnings/(losses).........................    $(16,711,850)   $11,041,579    $(19,971,667)   $11,864,428
                                                                ============    ===========    ============    ===========

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2005

At November 30, 2005, undistributed ordinary income and long-term capital gains for federal tax purposes were as follows:

                                                                Undistributed    Undistributed
                                                                  Ordinary         Long-Term
                                                                   Income*       Capital Gains
                                                                -------------    -------------
Small Cap Portfolio.........................................     $       --       $       --
Micro Cap Portfolio.........................................             --          746,550
Growth Portfolio............................................             --               --
Mid Cap Portfolio...........................................      5,523,912        1,651,966

* Amount includes ordinary income and short-term capital gains.

The following net realized capital loss carryforwards at November 30, 2005, may be utilized to offset future capital gains. To the extent the Small Cap Portfolio and Growth Portfolio realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryforward.

                                                                Capital Loss    Expiration
                                                                Carryforward     Through
                                                                ------------    ----------
Small Cap Portfolio.........................................    $19,851,245      11/30/10
Micro Cap Portfolio.........................................             --            --
Growth Portfolio............................................     24,043,178      11/30/10
Mid Cap Portfolio...........................................             --            --

During the years ended November 30, 2005 and November 30, 2004 the Portfolios did not pay any dividends.

BRAZOS MUTUAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Brazos Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Portfolio, Micro Cap Portfolio, Growth Portfolio, and Mid Cap Portfolio (constituting the Brazos Mutual Funds, hereafter referred to as the "Funds") at November 30, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, WI
January 19, 2006

BRAZOS MUTUAL FUNDS

Trustee Disclosure (unaudited)

     During 2005, the Trust paid each Trustee, who is not also an officer or affiliated person, an $11,000 quarterly retainer fee. In addition, each independent Trustee received a fee of $5,000 per in-person meeting and a fee of $1,500 per telephonic meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust's officers receive no remuneration from the Trust for their services. For the fiscal year ended November 30, 2005, the Trust paid the Trustees $64,000. The Chairman received an additional $12,000 in compensation for his role as Chairman. Aggregate compensation paid by the Trust to the Trustees was $204,000 for the fiscal year ended November 30, 2005. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-426-9157.

                       TRUSTEES AND OFFICERS OF THE TRUST

                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund                Other
                                            Length                                 Complex          Directorships
Name, Address          Position(s) Held    of Time    Principal Occupation(s)    Overseen by           Held by
and Date of Birth         with Trust        Served      During Past 5 Years      Trustee(1)           Trustee(2)
-----------------      ----------------    -------    -----------------------   -------------       -------------
INDEPENDENT TRUSTEES
George W. Gau          Trustee, Chairman  Since       Dean, McCombs School of      4                None
(9/6/47)               of the Board       1999,       Business, since 2002,
5949 Sherry Lane                          Chairman    Professor of Finance and
Suite 1600                                since       George S. Watson
Dallas, TX 75225                          August      Centennial Professor in
                                          2004.       Real Estate, since 1988,
                                                      and J. Ludwig Mosle
                                                      Centennial Memorial
                                                      Professor in Investments
                                                      and Money Management,
                                                      since 1996, McCombs
                                                      School of Business,
                                                      University of Texas at
                                                      Austin. Chairman of the
                                                      Board, The MBA
                                                      Investment Fund, L.L.C.,
                                                      since 1994, a private
                                                      investment company
                                                      managed by business
                                                      students.

BRAZOS MUTUAL FUNDS

                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund                Other
                                            Length                                 Complex          Directorships
Name, Address          Position(s) Held    of Time    Principal Occupation(s)    Overseen by           Held by
and Date of Birth         with Trust        Served      During Past 5 Years      Trustee(1)           Trustee(2)
-----------------      ----------------    -------    -----------------------   -------------       -------------
John H. Massey         Trustee            Since 1996  Private Investor.            4            Corporate director:
(8/6/39)                                                                                        American Amicable Life
5949 Sherry Lane                                                                                Insurance Company,
Suite 1600                                                                                      Hill Bancshares
Dallas, TX 75225                                                                                Holdings, Inc., FSW
                                                                                                Holdings, Inc.,
                                                                                                Occidental Life
                                                                                                Insurance Company of
                                                                                                North Carolina,
                                                                                                Pioneer American
                                                                                                Insurance Company, and
                                                                                                Central Texas
                                                                                                Bankshares Holdings,
                                                                                                Inc.
David M. Reichert      Trustee            Since 1996  Private Investor.            4            None
(6/18/39)
5949 Sherry Lane
Suite 1600
Dallas, TX 75225
INTERESTED TRUSTEE
Wayne G. Willems       President          Since 2003  Managing Partner of          4            None
(8/30/47)                                             Brazos Capital
                                                      Management (formerly
                                                      John McStay Investment
                                                      Counsel, L.P.) since
                                                      2001, Managing Director
                                                      and Portfolio Manager of
                                                      Brazos Capital
                                                      Management since 1983.

BRAZOS MUTUAL FUNDS

                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund                Other
                                            Length                                 Complex          Directorships
Name, Address          Position(s) Held    of Time    Principal Occupation(s)    Overseen by           Held by
and Date of Birth         with Trust        Served      During Past 5 Years      Trustee(1)           Trustee(2)
-----------------      ----------------    -------    -----------------------   -------------       -------------
OFFICERS
Jamie L. Awtry         Chief Compliance               Chief Compliance            N/A              N/A
(10/08/59)             Officer                        Officer, Brazos Capital
                                                      Management since July
                                                      2005. Operations and
                                                      Compliance
                                                      Administrator, Belmont
                                                      Wealth Management,
                                                      2000-2005.
Benjamin C. Bell, Jr.  Chief Financial                Chief Financial Officer,    N/A              N/A
(12/28/59)             Officer and                    Brazos Capital
                       Treasurer                      Management since 2004.
                                                      Prior to joining Brazos
                                                      Capital Management, Mr.
                                                      Bell served as a Chief
                                                      Operating Officer for
                                                      Stratmark Group L.P.
                                                      (2002-2003) and Chief
                                                      Financial Officer of
                                                      Workplace USA, Inc.
                                                      (2000-2002).

------------------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (4 portfolios).
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

BRAZOS MUTUAL FUNDS

Proxy Voting. A description of the Trust's proxy voting policies and procedures relating to the holdings of each Portfolio is available without charge, upon request, by calling 1-800-426-9157 or the SEC website at http://www.sec.gov.

Proxy Voting Record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-426-9157 and on the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule. The Funds file complete schedules of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-888-SEC-0330.

BRAZOS MUTUAL FUNDS

Renewal of Investment Advisory Agreements - Small Cap Portfolio,
Micro Cap Portfolio, Growth Portfolio and Mid Cap Portfolio

     Introduction. At a meeting held on November 15, 2005, the Board of Trustees of Brazos Mutual Funds, including the independent Trustees (the "Board"), approved the renewal of each Portfolio's investment advisory agreement with Brazos Capital Management, L.P. ("BCM") for an additional one-year period (the "Agreements"). In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Portfolio including, but not limited to: (1) the nature, extent and quality of the services provided to each Portfolio under each Agreement; (2) the performance of each Portfolio as compared to its benchmark;
(3) the level of the fees and the overall expenses of each Portfolio and how those compared to other similar funds; (4) the costs of services provided to the Portfolios and the profitability of BCM; and (5) the effect of growth and size on the advisory fee (economies of scale). The Board did not identify any single factor or item of information as all-important or controlling. In considering the approval of the Agreements, the Board reviewed a variety of information, including but not limited to, BCM's responses to certain questions relating to its management of the Portfolios, reports relating to each Portfolio's performance, reports regarding each Portfolio's advisory fees and total operating expenses, reports on BCM's profitability and other relevant data. The Board asked questions to various personnel of BCM regarding certain key aspects of material submitted in support of the renewal.

     Nature, Extent and Quality of Services. The Board considered BCM's experience in serving as the investment adviser for the Portfolios since their inception. For example, the Board considered that BCM is responsible for making investment decisions on behalf of each Portfolio, placing all orders for the purchase and sale of investments for each Portfolio with brokers or dealers, and performing related administrative functions. The Board also considered information regarding BCM's investment process, long-term focus and the background of each portfolio manager. The Board noted that two portfolio managers recently resigned at BCM, but that BCM intends to hire additional portfolio managers and research analysts in the near future and develop additional incentive measures to retain high quality investment personnel.

     Performance. The Board considered the performance of each Portfolio relative to its benchmark index and selected peer group funds. The Board noted that the performance of the Portfolios in the short term (latest quarter, year-to-date, and 1-year trailing periods), was relatively high compared to the respective indexes, the respective peer groups, and prior performance periods. The Board somewhat discounted the significance of the longer term performance results (3 year and 5 year trailing periods) due to more recent changes in investment team personnel. Despite the lower long-term performance, the Board recognized that the Growth Portfolio, Mid Cap Portfolio and Small Cap Portfolio outperformed their respective benchmark index for the year to date period ended September 30, 2005 and that each Portfolio outperformed its benchmark index for the third quarter of 2005. The Growth Portfolio also outperformed its benchmark during 2004.

BRAZOS MUTUAL FUNDS

Renewal of Investment Advisory Agreements - Small Cap Portfolio,
Micro Cap Portfolio, Growth Portfolio and Mid Cap Portfolio - (continued)

     Fees and Expenses. The Board considered the advisory fee and total expenses of each Portfolio relative to similar funds. With respect to the Growth Portfolio, the Board noted that its advisory fee and total expense ratio are lower than industry averages of similar funds. With respect to the Micro Cap Portfolio, the Board noted that the advisory fee was higher and the total expense ratio was lower than industry averages of similar funds. In light of these factors and recent performance, the Board requested, and BCM agreed, to continue to waive ten basis points of the Micro Cap's advisory fee for the upcoming fiscal year. With respect to the Mid Cap Portfolio, the Board noted that the advisory fee was slightly higher and the total expense ratio was lower than industry averages of similar funds. With respect to the Small Cap Portfolio, the Board noted that the advisory fee was higher and the total expense ratio was lower than industry averages of similar funds. Since the performance of the Small Cap Portfolio improved during the prior year, BCM requested, and the Board agreed, to terminate the ten basis point waiver of BCM's advisory fee for the upcoming fiscal year. In addition, BCM agreed to continue its standard advisory fee waivers and/or expense reimbursement for each Portfolio.

     Costs, Profitability and Economies of Scale. The Board noted that BCM incurred losses in connection with rendering services to each Portfolio during the prior year. The Board did not consider economies of scale at this point due to the decreased level of assets in each Portfolio. However, the Board noted that BCM intends to market the Portfolios through new distribution channels, which could lead to potential new assets and economies of scale.

     Conclusions. Based on the above considerations, the Board concluded that:
(1) each Portfolio could reasonably benefit from BCM's services as investment adviser; (2) the performance of BCM in managing each Portfolio showed recent improvements; and (3) BCM's advisory fee for each Portfolio was reasonable in light of all the foregoing factors. Accordingly, the Board determined in its business judgment to renew each Agreement.

                      (This page intentionally left blank)

(BRAZOS MUTUAL FUNDS LOGO)

WWW.BRAZOSFUNDS.COM

US BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR
MILWAUKEE, WI 53202-5207

TRUSTEES

   GEORGE W. GAU
   JOHN H. MASSEY
   DAVID M. REICHERT
   WAYNE G. WILLEMS

OFFICERS

   WAYNE G. WILLEMS
   President

   BENJAMIN C. BELL, JR.
   Chief Financial Officer and Treasurer

   JAMIE L. AWTRY
   Chief Compliance Officer

   ADMINISTRATOR

   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET, 3RD FLOOR
   MILWAUKEE, WI 53202-5207
CUSTODIAN  &
TRANSFER  AGENT

   U.S. BANK, N.A.
   625 WALNUT STREET
   CINCINNATI, OH 45202

COUNSEL

   KIRKPATRICK & LOCKHART
   NICHOLSON GRAHAM LLP
   1800 MASSACHUSETTS AVENUE, NW
   WASHINGTON, DC 20036

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

   PRICEWATERHOUSECOOPERS LLP
   100 EAST WISCONSIN AVENUE
   MILWAUKEE, WI 53202

DISTRIBUTOR

   QUASAR DISTRIBUTORS, LLC
   615 EAST MICHIGAN STREET
   MILWAUKEE, WI 53202-5207

       When used as sales literature, this report must be accompanied or preceded by the Fund's current prospectus. Distributed 01/06.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-426-9157.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John H. Massey is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


      ----------------------------------------------------------------
                              FYE  11/30/2005         FYE  11/30/2004
      ----------------------------------------------------------------
        Audit Fees            $86,800                 $97,250
        Audit-Related Fees    $0                      $0
        Tax Fees              $25,700                 $17,000
        All Other Fees        $0                      $0
      ----------------------------------------------------------------


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc. -- not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.



--------------------------------------------------------------------------------
Non-Audit Related Fees                FYE  11/30/2005          FYE  11/30/2004
--------------------------------------------------------------------------------
Registrant                            $0                       $0
Registrant's Investment Adviser       $0                       $56,500
--------------------------------------------------------------------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

      ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed on February 9, 2004.

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

      (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


      (Registrant)  Brazos Mutual Funds
                    -------------------------------------------------------

       By (Signature and Title) /s/ Wayne G. Willems
                                -------------------------------------------
                                      Wayne G. Willems, President

       Date         2/7/06
            ---------------------------------------------------------------


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title) /s/ Wayne G. Willems
                               --------------------------------------------
                                     Wayne G. Willems, President

      Date  2/7/06
            ---------------------------------------------------------------

      By (Signature and Title) /s/ Benjamin C. Bell, Jr.
                               --------------------------------------------
                                    Benjamin C. Bell, Jr., Chief Financial
                                    Officer & Treasurer

      Date      2/6/06
           ----------------------------------------------------------------